MUTUAL FUND

ANNUAL REPORT

                                                                  March 31, 2001

                                                                Investment Class

                                                               [GRAPHIC OMITTED]

Lifecycle Long Range Fund

Lifecycle Mid Range Fund

Lifecycle Short Range Fund

Lifecycle Funds
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TABLE OF CONTENTS

     LETTER TO SHAREHOLDERS .....................................    3

     LIFECYCLE FUNDS
        Statements of Assets and Liabilities ....................   14
        Statements of Operations ................................   15
        Statements of Changes in Net Assets .....................   16
        Financial Highlights ....................................   19
        Notes to Financial Statements ...........................   22
        Report of Independent Accountants .......................   24
        Tax Information .........................................   24

     ASSET MANAGEMENT PORTFOLIOS
        Schedules of Portfolio Investments ......................   25
        Statements of Assets and Liabilities ....................   51
        Statements of Operations ................................   52
        Statements of Changes in Net Assets .....................   53
        Financial Highlights ....................................   56
        Notes to Financial Statements ...........................   57
        Report of Independent Accountants .......................   63



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    The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
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                                        2

Lifecycle Funds
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LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for Deutsche Asset Management's Lifecycle Long Range Fund--Investment Class, Lifecycle Mid Range Fund--Investment Class, and Lifecycle Short Range Fund--Investment Class (the 'Funds'), providing a review of the markets, the Portfolios (the Funds invest all of their assets in a master portfolio with the same goal as the Funds), and our outlook as well as a complete financial summary of the Funds' operations and a listing of the Portfolios' holdings.

MARKET ACTIVITY
The US economy continued to expand over the first half of the fiscal year, but there was concern that inflation may be imminent and that the Federal Reserve Board would continue its tightening cycle.

o In fact, the Federal Reserve Board followed up its three 1999 interest rate hikes and two first quarter 2000 rate hikes with another increase on May 16, 2000, bringing the total increase to 1.75%.

o Reflecting the lagged effects of these increases as well as tightenings initiated by the European Central Bank and the Bank of Japan, the US economy and the global economy began showing signs of slowing in the third calendar quarter.

o Another contributing factor to the slowdown was rising energy prices, which cut into consumers' purchasing power throughout most of the industrialized nations.

During the second half of the fiscal year, the US economy experienced a dramatic slowdown.

o Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened.

o The global economy also showed distinct signs of weakness.

o The deceleration in economic activity was so pronounced that the Federal Reserve Board took two unprecedented steps.

  -- At their mid-December meeting, the Federal Reserve Board shifted its risk assessment for the economy directly from one of inflation to one of economic weakness.

  -- Then, at the beginning of the new year, the Federal Reserve Board lowered interest rates by 0.50% in a surprise intra-meeting move.

  -- At the next two scheduled meetings, on January 31 and March 20, the Federal
     Reserve Board again lowered interest rates by 0.50% each time. These rate cuts addressed Federal Reserve Board concerns that the fundamentals that had plagued the economy in the last half of 2000, ie, weakness in consumer demand, deterioration of equity markets and slowdown in manufacturing, continued unabated.

US EQUITIES
For the twelve months ended March 31, 2001, the broad US equity markets were down significantly.

o At first, market worries centered on the risks of economic overheating and rising interest rates.

o Concerns then shifted to the implications for corporate earnings of slowing economic growth, rising energy prices and an appreciating dollar.

o Other factors weighing on the equity markets during the second half included a prolonged presidential election and a weak euro.

o With such concerns persistent, volatility remained high throughout the annual period.

The S&P 500 Index was down 21.68% for the twelve month period--almost all of that loss attributable to the second half of the year.

o In fact, the S&P 500 Index fell more in the first quarter of 2001--by 11.86%--than it fell during the entire year 2000.

o The technology-heavy NASDAQ Composite fell 59.79% for the fiscal year.

o Mid capitalization stocks, as measured by the S&P MidCap 400 Index, outperformed both their large cap and small cap brethren during the twelve months ended March 31, 2001, with an annual return of -6.96%.

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                                        3
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Lifecycle Funds
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LETTER TO SHAREHOLDERS

                                                        CUMULATIVE                            AVERAGE ANNUAL
                                                     TOTAL RETURNS                             TOTAL RETURNS

   Periods Ended                1 Year  3 Years    5 Years     Since     1 Year    3 Years   5 Years      Since
   March 31, 2001                                          Inception                                  Inception
------------------------------------------------------------------------------------------------------------------
 Lifecycle Long Range Fund
   Investment Class1
   (inception 11/16/93)        (11.35)%   13.09%     72.18%   112.15%    (11.35)%     4.19%    11.48%     10.74%
------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 2               (21.68)%    9.43%     94.06%   188.47%4   (21.68)%     3.05%    14.18%     15.54%4
------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index 2           12.59%    22.08%     43.40%    63.18%4    12.59%      6.88%     7.48%      6.90%4
------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Long Range 2                 (8.11)%   15.80%     70.46%   124.76%4    (8.11)%     5.01%    11.26%     11.67%4
------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Funds Average 3             (10.08)%    9.39%     55.52%   107.59%4   (10.08)%     2.89%     9.05%     10.25%4
------------------------------------------------------------------------------------------------------------------
 Lifecycle Mid Range Fund
   Investment Class 1
   (inception 10/14/93)         (4.25)%   15.77%     62.57%    86.41%     (4.25)%     5.00%    10.21%      8.71%
------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 2               (21.68)%    9.43%     94.06%   185.72%    (21.68)%     3.05%    14.18%     15.21%
------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index 2           12.59%    22.08%     43.40%    61.81%4    12.59%      6.88%     7.48%      6.70%4
------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Mid Range 2                  (1.72)%   17.85%     58.82%    96.94%4    (1.72)%     5.63%     9.69%      9.57%4
------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Funds Average 3             (10.08)%    9.39%     55.52%   104.61%4   (10.08)%     2.89%     9.05%      9.91%4
------------------------------------------------------------------------------------------------------------------
 Lifecycle Short Range Fund
   Investment Class 1
   (inception 10/15/93)          2.52%    16.83%     50.19%    65.42%4     2.52%      5.32%     8.48%      6.98%4
------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 2               (21.68)%    9.43%     94.06%   185.72%4   (21.68)%     3.05%    14.18%     15.21%4
------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index 2           12.59%    22.08%     43.40%    61.81%4    12.59%      6.88%     7.48%      6.70%4
------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Short Range 2                 4.97%    19.44%     47.13%    72.85%4     4.97%      6.10%     8.03%      7.66%4
------------------------------------------------------------------------------------------------------------------
 Lipper Income Funds Average 3   1.39%    10.28%     49.91%    89.07%4     1.39%      3.26%     8.31%      8.79%4
------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator. Investments in derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Mergers and acquisition transactions may be renegotiated, terminated, or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than expected.
2 The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large US companies. The Salomon Broad Investment Grade Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Asset Allocation Indices are calculated using the performance of three unmanaged indices representative of stocks (the S&P 500), bonds (the Salomon Broad Investment Grade Index) and cash (90-Day US Treasury Bills) weighted by their corresponding proportion of each Fund's neutral position. In the case of Asset Allocation--Long Range the neutral position is stocks: 55%, bonds: 35% and cash: 10%. In the case of Asset Allocation-- Mid Range the neutral position is stocks: 35%, bonds:45% and cash: 20%. In the case of Asset Allocation--Short Range the neutral position is stocks: 15%, bonds: 55% and cash 30%. These results are summed to produce the aggregate benchmark. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the period beginning November 30, 1993, for the Lifecycle Long Range Fund--Investment Class and October 31, 1993, for the Lifecycle Mid Range Fund--Investment Class and Lifecycle Short Range Fund--Investment Class.

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                                        4

Lifecycle Funds
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LETTER TO SHAREHOLDERS

Overall, Information Technology was the hardest hit sector, as concerns about valuations and corporate earnings and revenue growth dominated.

o It had become increasingly clear that the rapid pace of growth in the Information Technology and Telecommunications sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

o The Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

US BONDS
The US fixed income markets were dominated by the policies of the Federal Reserve Board throughout the fiscal year.
o As the fiscal year began, the US fixed income markets remained under pressure from signs of excessive demand growth and Federal Reserve Board tightening. Yield curves generally flattened in this tightening environment, especially in the US Treasury market, where reductions in debt supply actually pushed long-term yields down.
o Beginning in early summer, US fixed income markets rallied, as evidence of moderating US economic growth eased inflation concerns and moved the Federal Reserve Board to the sidelines. Yield curves steepened on the perception of an end to the Federal Reserve Board's tightening cycle.
o During the fourth quarter of 2000, the US fixed income markets were occupied by fears of an economic hard landing and expectations that the Federal Reserve Board would come to the rescue with interest rate cuts in early 2001.
  -- As the economic slowdown accelerated, equity markets grew more volatile and corporate credit quality deteriorated, there was a renewed flight-to-quality into the US Treasury market.
  -- The result was a sharp decline in Treasury yields.
o The yield curve became increasingly more positively sloped since the first of the year 2001, as both US and global investors especially flocked to short-term Treasuries. This normalized yield curve created a more favorable environment for fixed income investing overall.
o January 2001 witnessed the second best monthly performance for US corporate bonds in the past ten years.
o Despite some 'give-back' in February and a mostly flat March, the first quarter of 2001 produced favorable results, with total returns for most US fixed income sectors gaining significantly.

INTERNATIONAL MARKETS
As in the US, the world equity markets were volatile throughout the fiscal year, focused on the US Federal Reserve Board's, the European Central Bank's and the Bank of England's monetary policies.
o The slowdown in global economic activity resulted in interest rate cuts led by the US but global in scope. However, the cuts were not enough to stem a series of corporate profit warnings.
o Japan especially struggled. The Bank of Japan's decision to pursue a 0% interest rate policy weakened the yen. During the first quarter of 2001, the Japanese equity market fell to lows not seen since the mid 1980s. The effects of concerns about the health of the Japanese economy rippled through virtually all of the Asian economies and equity markets.
o The weight of the economic downturn in the US put pressure on Europe. European economies benefited from benign inflation, but US blue chip companies' profit warnings detracted from performance within European equity markets. Investors' call for the European Central Bank to lower interest rates grew.
o International bond markets performed relatively well during the fiscal year, with yields higher during the first half, but then declining during the second.

CASH
The US dollar climbed higher against most major currencies over the first half of the annual period, pushing the euro to all-time lows. Toward the end of the second fiscal quarter, joint central bank intervention seemed to have arrested, but not reversed, the euro's decline.

During the second half of the annual period, the US dollar fluctuated. Interest rate cuts in January strengthened the dollar as fears of a US recession diminished, only to increase again as weaker economic data

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                                        5

Lifecycle Funds
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LETTER TO SHAREHOLDERS

was released. As the months progressed, the euro strengthened against the dollar, as the European economy looked to outperform the US economy for 2001. Then, as the other world economies slowed and foreign investors sought the perceived safety of US bonds, the US dollar appreciated against the euro once again.

INVESTMENT REVIEW
All three Lifecycle Funds outperformed the S&P 500 Index, but all three Lifecycle Funds underperformed the Salomon Broad Investment Grade Bond Index and their respective Asset Allocation indices for the annual period ended March 31, 2001. The Lifecycle Mid Range and Lifecycle Short Range both outperformed their respective Lipper category averages for the annual period ended March 31, 2001. This relative performance was due primarily to each Fund's overweighting of equities, underweighting of US fixed income and exposure to the euro. Our model's assessment of a wide variety of factors supported each Fund's allocation.

There were two primary drivers behind the equity overweighting, and within that the overweighting of international equities and underweighting of US equities. The overall price/earnings levels of foreign markets coupled with low inflation supported the preference for international equities over US stocks. In addition, decreases in global long-term bond yields made equity markets more attractive than fixed income markets.

The fixed income position was underweighted based on our quantitative model's signal that limited upside existed in the short term for bonds versus equities. The primary driver behind the euro overweighting was the level and global trend in interest rates.
o The Lifecycle Long Range's asset weightings were 53.25% in US equities, 6.92% in international equities, 24.22% in US bonds, 2.65% in international bonds and 12.96% in cash and other short-term instruments as of March 31, 2001 1.
o The Lifecycle Mid Range's asset weightings were 33.30% in US equities, 4.81% in international equities, 35.92% in US bonds, 2.64% in international bonds and 23.33% in cash and other short-term instruments as of March 31, 2001 1.
o The Lifecycle Short Range's asset weightings were 13.02% in US equities, 2.87% in international equities, 43.07% in US bonds, 1.56% in international bonds and 39.48% in cash and other short-term instruments as of March 31, 2001 1.

MANAGER OUTLOOK
US economic activity remains sluggish, though not recessionary.
o Demand is still growing, but tepidly, weighed down by deteriorating financial conditions and higher energy costs. The weakness in demand is being exacerbated by an inventory correction, as firms scramble to realign inventories with the slower pace of sales.
o In this environment, we expect that consumer confidence and spending will hold up just enough to prevent a vicious downward economic spiral. Still, the risks of a more severe, prolonged weakening in the economy remain high.
o Thus, in our view, the US Federal Reserve Board will likely remain in an aggressive easing mode at least until mid-year 2001. In our view, the Federal Reserve Board may then move to the sidelines, as we expect growth to begin to bottom, equities to stabilize and tax cuts to become enacted.

US equity markets must contend with a sharply deteriorating profit outlook for the near term, but could firm later this year.
o Sluggish economic growth and narrowing profit margins weigh heavily on corporate bottom lines.
o However, if economic activity begins to pick up later this year and into 2002, as we expect, then equities may be close to discounting the bad news.
o Still, equity returns are likely to be more modest and closer to historical norms than those seen in the boom of the late 1990s.

We expect that the US fixed income markets overall should continue to perform well in 2001.
o If the current economic slowdown continues or develops into a recession, we expect yield declines to be especially notable.
o It appears that fixed income markets have priced in the Federal Reserve Board's interest rate cuts and may continue to benefit from soft economic data and shaky equity markets in the near term.

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1 Asset weightings include market value of futures contracts as of March 31,
  2001.

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                                        6

Lifecycle Funds
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LETTER TO SHAREHOLDERS

Current international economic conditions, we believe, pave the way for further global interest rate cuts.
o Global economic growth continues to slow in 2001, intensifying a trend that started during the summer of 2000. What began as a welcome moderation from an overheated global economy, led by the US, has culminated into a sharp deceleration that may threaten the viability of the recent economic expansion.
o Euroland, while slowing down, has low inflation with much better prospects of economic recovery and growth than many other regions of the world, including Asia.

There continue to be pockets of investment opportunity among the international markets, in our view.
o A decrease in interest rates in Europe is expected some time during the second calendar quarter of 2001. This should help liquidity as well as boost stability in the region's financial markets.
o The economic and political backdrop in Japan continues to support a weaker yen. Thus, as the global economic slowdown continues, we consider Australia to be the economic safe haven of Asia.
o The slowdown in the Canadian economy is being led by the slowdown in the US, but the rate of capacity utilization of the two countries appears to be vastly different. Whereas the US rate has been on a downward trend for an extended period, capacity utilization has held close to historical highs in Canada. The pullback in capital spending is likely to be less dramatic in Canada than in the US and thus bodes well for Canadian markets.

We intend to stay disciplined to the Funds' model-driven investment strategy. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to achieve the Funds' objective.

We value your ongoing support of the Lifecycle Funds and look forward to continuing to serve your investment needs in the years ahead.

/s/ JANET CAMPAGNA

/s/ ROBERT WANG

    Janet Campagna and Robert Wang
    Portfolio Managers of the LIFECYCLE FUNDS
    March 31, 2001

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                                        7

Lifecycle Long Range Fund--Investment Class
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LETTER TO SHAREHOLDERS

 ASSET ALLOCATION                                                (as of 3/31/01)
 (percentages are based on market value of total investments in the Portfolio)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Short Term Instruments           Stocks           Bonds
        11.54%                   51.86%           36.60%

This chart shows Lifecycle Long Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.

 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)

   General Electric .........................    1.80%
   Microsoft Corp. ..........................    1.36
   Exxon Mobil Corp. ........................    1.31
   Pfizer Inc. ..............................    1.20
   Citigroup Inc. ...........................    1.06

 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)

   US Treasury Bond, 8.125%, 8/15/19 ........    1.86%
   US Treasury Bond, 6.125%, 8/15/29 ........    1.19
   FHLMC Gold, 7.000%, 6/1/09 ...............    1.05
   US Treasury Note,,6.000%, 8/15/09 ........    1.03
   Harrisburg, PA. Hsg. Corp., 10.000%,
     7/15/24 ................................    1.03

OBJECTIVE
Seeks high total return with reduced risk over the long term by allocating investments among stocks, bonds and short term instruments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

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                                        8

Lifecycle Long Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

          LIFECYCLE LONG RANGE FUND--INVESTMENT CLASS, S&P 500 INDEX,
      SALOMON BROAD INVESTMENT GRADE BOND INDEX, ASSET ALLOCATION INDEX--
             LONG RANGE AND LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE
           GROWTH OF A $10,000 INVESTMENT (SINCE NOVEMBER 16, 1993) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          US$

                   Lifecycle Long Range                     Salomon Broad                                          Lipper Flexible
                   Fund--Investment       S&P 500           Investment Grade         Asset Allocation              Portfolio Funds
                   Class $21,215          Index $28,847     Bond Index $16,318       Index--Long Range $22,476     Average $20,591
11/16/93           $ 9,930                $10,000           $10,000                  $10,000                       $10,000
3/31/94              9,680                  9,738             9,774                    9,789                         9,898
9/30/94              9,698                 10,256             9,732                   10,081                        10,059
3/31/95             10,319                 11,253            10,264                   10,843                        10,563
9/30/95             11,479                 13,306            11,099                   12,261                        12,050
3/31/96             12,321                 14,864            11,379                   13,185                        12,962
9/30/96             13,075                 16,010            11,648                   13,894                        13,621
3/31/97             14,031                 17,810            11,937                   14,913                        14,411
9/30/97             16,686                 22,489            12,778                   17,439                        17,003
3/31/98             18,759                 26,363            13,367                   19,410                        18,729
9/30/98             18,492                 24,522            14,243                   19,200                        17,603
3/31/99             21,092                 31,229            14,235                   22,015                        20,522
9/30/99             21,182                 31,345            14,206                   22,117                        20,622
3/31/00             23,930                 36,837            14,494                   24,458                        23,234
9/30/00             23,559                 35,513            15,189                   24,465                        23,115
3/31/01             21,215                 28,847            16,318                   22,476                        20,591

   TOTAL RETURN
                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year     5 Years      Since
   March 31, 2001                                                  11/16/93 1

 Lifecycle Long Range Fund--Investment Class  (11.35)%     11.48%     10.74%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator. The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large
US companies. The Salomon Broad Investment Grade Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Asset Allocation Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks (the S&P 500 Index), bonds (the Salomon Broad Investment Grade Index) and cash (90-Day
US Treasury Bills) weighted by their corresponding proportion of the Fund's neutral position. In the case of Asset Allocation--Long Range the neutral position is stocks: 55%, bonds: 35% and cash: 10%. These results are summed to produce the aggregate benchmark.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning November 30, 1993.

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                                        9

Lifecycle Mid Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 ASSET ALLOCATION                                                (as of 3/31/01)
 (percentages are based on market value of total investments in the Portfolio)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Short Term Instruments         Stocks            Bonds
      22.13%                   31.54%           46.33%

This chart shows Lifecycle Mid Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.

 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)

   General Electric .........................    1.09%
   Microsoft Corp. ..........................    0.83
   Exxon Mobil Corp. ........................    0.81
   Pfizer Inc. ..............................    0.73
   Citigroup Inc. ...........................    0.64

 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)

   FHLMC Gold, 7.000%, 6/1/09 ...............    2.16%
   US Treasury Bond, 8.125%, 8/15/19 ........    2.04
   ERAC USA Finance Co., 6.950%, 3/1/04 .....    1.61
   FGLMC, 6.500%, 7/1/29 ....................    1.36
   US Treasury Note, 5.250%, 5/15/04 ........    1.36

OBJECTIVE
Seeks capital growth, current income and growth of income consistent with reasonable investment risk by allocating investments among stocks, bonds, and short-term instruments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

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                                       10

Lifecycle Mid Range Fund--Investment Class
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON

           LIFECYCLE MID RANGE FUND--INVESTMENT CLASS, S&P 500 INDEX,
      SALOMON BROAD INVESTMENT GRADE BOND INDEX, ASSET ALLOCATION INDEX--
              MID RANGE AND LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE
            GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 14, 1993) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                US$

                   Lifecycle Mid Range                       Salomon Broad                                        Lipper Flexible
                   Fund--Investment      S&P 500             Investment Grade        Asset Allocation              Portfolio Funds
                   Class $18,641         Index $28,572       Bond Index $16,181      Index--Mid Range $19,694     Average $20,290
10/14/93           $ 9,920               $10,000             $10,000                 $10,000                       $10,000
3/31/94              9,503                 9,645               9,692                   9,765                         9,761
9/30/94              9,514                10,158               9,650                   9,969                         9,922
3/31/95             10,001                11,146              10,178                  10,611                        10,417
9/30/95             10,876                13,180              11,006                  11,729                        11,888
3/31/96             11,466                14,723              11,284                  12,400                        12,787
9/30/96             12,039                15,858              11,550                  12,938                        13,435
3/31/97             12,746                17,641              11,837                  13,662                        14,213
9/30/97             14,662                22,275              12,671                  15,393                        16,768
3/31/98             16,101                26,112              13,255                  16,712                        18,465
9/30/98             16,336                24,289              14,124                  16,918                        17,340
3/31/99             17,731                30,932              14,116                  18,520                        20,220
9/30/99             17,856                31,047              14,087                  18,632                        20,319
3/31/00             19,468                36,487              14,372                  20,039                        22,896
9/30/00             19,507                35,176              15,062                  20,347                        22,782
3/31/01             18,641                28,572              16,181                  19,694                        20,290

   TOTAL RETURN
                                                    AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                     1 Year    5 Years     Since
   March 31, 2001                                                     10/14/93 1

 Lifecycle Mid Range Fund--Investment Class         (4.25)%     10.21%     8.71%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator. The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large
US companies. The Salomon Broad Investment Grade Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Asset Allocation Index--Mid Range is calculated using the performance of three unmanaged indices representative of stocks (the S&P 500 Index), bonds (the Salomon Broad Investment Grade Index) and cash (90-Day
US Treasury Bills) weighted by their corresponding proportion of the Fund's neutral position. In the case of Asset Allocation--Mid Range the neutral position is stocks: 35%, bonds: 45% and cash: 20%. These results are summed to produce the aggregate benchmark.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Lifecycle Short Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Short Term Instruments          Stocks            Bonds
       38.82%                   11.83%           49.35%

This chart shows Lifecycle Short Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.

 ASSET ALLOCATION                                                (as of 3/31/01)
 (percentages are based on market value of total investments in the Portfolio)

 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net asset of the Portfolio)

   General Electric .........................    0.42%
   Microsoft Corp. ..........................    0.32
   Exxon Mobil Corp. ........................    0.31
   Pfizer Inc. ..............................    0.28
   Citigroup Inc. ...........................    0.25

 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)

   US Treasury Note, 6.125%,8/15/07 .........    3.72%
   FHLMC Gold, 7.000%, 6/1/09 ...............   32.99
   US Treasury Bond, 8.125%, 8/15/19 ........    1.82
   Harrisburg, PA Hsg. Corp.,
     10.000%, 7/15/24 .......................    1.79
   Norwest Asset Securities, 7.250%, 12/25/29    1.63

OBJECTIVE
Seeks high current income consistent with conservation of capital by allocating investments among stocks, bonds and short-term investments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

Lifecycle Short Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

          LIFECYCLE SHORT RANGE FUND--INVESTMENT CLASS, S&P 500 INDEX,
       SALOMON BROAD INVESTMENT GRADE BOND INDEX, ASSET ALLOCATION INDEX--
                   SHORT RANGE AND LIPPER INCOME FUNDS AVERAGE
            GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 15, 1993) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               US$

                   Lifecycle Short Range                   Salomon Broad                                            Lipper Income
                   Fund--Investment      S&P 500           Investment Grade           Asset Allocation              Funds
                   Class $16,542         Index $28,572     Bond Index $16,181         Index--Short Range $17,285    Average $18,908
10/15/93                $ 9,940          $10,000           $10,000                    $10,000                       $10,000
3/31/94                   9,655            9,645             9,692                      9,818                         9,658
9/30/94                   9,581           10,158             9,650                      9,934                         9,855
3/31/95                   9,952           11,146            10,178                     10,463                        10,245
9/30/95                  10,635           13,180            11,006                     11,303                        11,465
3/31/96                  11,014           14,723            11,284                     11,748                        12,232
9/30/96                  11,428           15,858            11,550                     12,134                        12,768
3/31/97                  11,930           17,641            11,837                     12,601                        13,639
9/30/97                  13,237           22,275            12,671                     13,671                        15,869
3/31/98                  14,158           26,112            13,255                     14,472                        17,270
9/30/98                  14,775           24,289            14,124                     14,975                        16,465
3/31/99                  15,256           30,932            14,116                     15,640                        17,841
9/30/99                  15,272           31,047            14,087                     15,754                        17,667
3/31/00                  16,136           36,487            14,372                     16,467                        18,649
9/30/00                  16,416           35,176            15,062                     16,966                        19,286
3/31/01                  16,542           28,572            16,181                     17,285                        18,908


   TOTAL RETURN
                                                    AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                    1 Year     5 Years     Since
   March 31, 2001                                                     10/15/93 1

 Lifecycle Short Range Fund--Investment Class        2.52%       8.48%     6.98%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator. The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large
US companies. The Salomon Broad InvestmentGrade Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Asset Allocation Index--Short Range is calculated using the performance of three unmanaged indices representative of stocks (the S&P 500 Index), bonds (the Salomon Broad Investment Grade Index) and cash (90-Day
US Treasury Bills) weighted by their corresponding proportion of the Fund's neutral position. In the case of Asset Allocation--Short Range the neutral position is stocks: 15%, bonds: 55% and cash: 30%. These results are summed to produce the aggregate benchmark.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                           MARCH 31, 2001
                                                        LIFECYCLE           LIFECYCLE           LIFECYCLE
                                                LONG RANGE FUND--    MID RANGE FUND--  SHORT RANGE FUND--
                                                 INVESTMENT CLASS    INVESTMENT CLASS    INVESTMENT CLASS

ASSETS
   Investments in portfolio, at value 1 ......       $134,934,382         $84,474,360         $30,059,574
   Receivable for capital shares sold ........             84,109              59,795             732,508
   Due from Bankers Trust ....................                 --                  --               3,555
   Prepaid expenses and other ................             11,859              10,771               9,785
                                                     ------------         -----------         -----------
Total assets .................................        135,030,350          84,544,926          30,805,422
                                                     ------------         -----------         -----------
LIABILITIES
   Due to Bankers Trust ......................             38,199              13,042                  --
   Payable for capital shares redeemed .......          6,593,744           3,893,416           1,283,387
   Accrued expenses and other ................             21,202              21,006              17,590
                                                     ------------         -----------         -----------
Total liabilities ............................          6,653,145           3,927,464           1,300,977
                                                     ------------         -----------         -----------
NET ASSETS ...................................       $128,377,205         $80,617,462         $29,504,445
                                                     ============         ===========         ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ...........................       $139,243,912         $83,766,136         $30,052,731
   Undistributed (overdistributed) net
     investment income .......................             72,911             246,828             (12,209)
   Accumulated net realized loss on
     investment and foreign
     currency transactions ...................         (4,212,477)         (2,271,647)           (623,137)
   Net unrealized appreciation/depreciation on
     investments and foreign currencies ......         (6,727,141)         (1,123,855)             87,060
                                                     ------------         -----------         -----------
NET ASSETS ...................................       $128,377,205         $80,617,462         $29,504,445
                                                     ============         ===========         ===========
SHARES OUTSTANDING ($0.001 par value per
   share, unlimited number of
   shares authorized) ........................         12,028,919           8,247,156           2,935,559
                                                     ============         ===========         ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE (net assets divided by
   shares outstanding) .......................       $      10.67         $      9.78         $     10.05
                                                     ============         ===========         ===========

--------------------------------------------------------------------------------

1 Allocated from Asset Management Portfolio, Asset Management Portfolio II and
  Asset Management Portfolio III, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                             FOR THE YEAR ENDED MARCH 31, 2001
                                                                               LIFECYCLE          LIFECYCLE          LIFECYCLE
                                                                       LONG RANGE FUND--   MID RANGE FUND-- SHORT RANGE FUND--
                                                                        INVESTMENT CLASS   INVESTMENT CLASS   INVESTMENT CLASS

INVESTMENT INCOME
   Income, net 1 .....................................................      $  4,765,869        $ 3,877,042         $1,552,020
                                                                            ------------        -----------         ----------
EXPENSES
   Administration and service fees ...................................           970,951            590,975            192,367
   Professional fees .................................................            29,806             29,512             27,713
   Printing and shareholder reports ..................................            14,023             19,448             13,080
   Registration fees .................................................            14,645             12,967             12,513
   Trustees fees .....................................................             6,300              6,331              6,256
   Miscellaneous .....................................................             1,247                428                177
                                                                            ------------        -----------         ----------
Total expenses .......................................................         1,036,972            659,661            252,106
Less: fee waivers or expense reimbursements ..........................          (422,544)          (296,084)          (133,722)
                                                                            ------------        -----------         ----------
Net expenses .........................................................           614,428            363,577            118,384
                                                                            ------------        -----------         ----------
NET INVESTMENT INCOME ................................................         4,151,441          3,513,465          1,433,636
                                                                            ------------        -----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions .........................................         3,693,271          2,313,945            667,341
     Foreign currency transactions ...................................        (1,284,831)          (645,911)          (153,594)
     Forward foreign currency transactions ...........................            88,641             52,649             (2,280)
     Futures transactions ............................................        (5,301,655)        (2,919,380)          (727,772)
     Net change in unrealized
        appreciation/depreciation on
        investments and foreign currencies ...........................       (18,548,687)        (6,165,420)          (473,392)
                                                                            ------------        -----------         ----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES ................................       (21,353,261)        (7,364,117)          (689,697)
                                                                            ------------        -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...................................................      $(17,201,820)       $(3,850,652)        $  743,939
                                                                            ============        ===========         ==========

--------------------------------------------------------------------------------

1 Allocated from Asset Management Portfolio, Asset Management Portfolio II and
  Asset Management Portfolio III, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

 LIFECYCLE LONG RANGE FUND--INVESTMENT CLASS
                                                                 FOR THE YEARS ENDED MARCH 31,
                                                                      2001                2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..............................       $  4,151,441        $  3,708,998
   Net realized gain (loss) from investment and foreign
      currency transactions ...........................         (2,804,574)         18,381,354
   Net change in unrealized appreciation/depreciation
      on investments and foreign currencies ...........        (18,548,687)         (1,227,450)
                                                              ------------        ------------
Net increase (decrease) in net assets from operations .        (17,201,820)         20,862,902
                                                              ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................         (2,799,236)         (2,891,082)
   Net realized gain ..................................        (18,684,065)         (1,362,641)
                                                              ------------        ------------
Total distributions ...................................        (21,483,301)         (4,253,723)
                                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ......................         34,495,098          78,743,860
   Dividend reinvestments .............................         20,862,676           4,276,820
   Cost of shares redeemed ............................        (55,190,959)        (66,284,338)
                                                              ------------        ------------
Net increase in net assets from capital
   share transactions .................................            166,815          16,736,342
                                                              ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............        (38,518,306)         33,345,521
NET ASSETS
   Beginning of year ..................................        166,895,511         133,549,990
                                                              ------------        ------------
   End of year (including undistributed net investment
      income of $72,911 and $168,779, respectively) ...       $128,377,205        $166,895,511
                                                              ============        ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

 LIFECYCLE MID RANGE FUND--INVESTMENT CLASS

                                                                FOR THE YEARS ENDED MARCH 31,
                                                                      2001               2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................      $  3,513,465       $  2,839,331
   Net realized gain (loss) from investment and foreign
     currency transactions .............................        (1,198,697)         6,000,297
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................        (6,165,420)           597,643
                                                              ------------       ------------
Net increase (decrease) in net assets from operations ..        (3,850,652)         9,437,271
                                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............................        (2,802,292)        (2,051,848)
   Net realized gain ...................................        (6,935,086)          (113,956)
                                                              ------------       ------------
Total distributions ....................................        (9,737,378)        (2,165,804)
                                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .......................        23,303,126         60,000,418
   Dividend reinvestments ..............................         9,496,287          2,165,597
   Cost of shares redeemed .............................       (37,203,987)       (48,383,006)
                                                              ------------       ------------
Net increase (decrease) in net assets from capital
   share transactions ..................................        (4,404,574)        13,783,009
                                                              ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (17,992,604)        21,054,476
NET ASSETS
   Beginning of year ...................................        98,610,066         77,555,590
                                                              ------------       ------------
   End of year (including undistributed net investment
     income of $246,828 and $75,012, respectively) .....      $ 80,617,462       $ 98,610,066
                                                              ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

 LIFECYCLE SHORT RANGE FUND--INVESTMENT CLASS

                                                                FOR THE YEARS ENDED MARCH 31,
                                                                      2001               2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................      $  1,433,636       $  1,556,356
   Net realized gain (loss) from investment and foreign
     currency transactions .............................          (216,305)         1,155,473
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................          (473,392)          (563,439)
                                                              ------------       ------------
Net increase in net assets from operations .............           743,939          2,148,390
                                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............................        (1,172,483)        (1,068,583)
   Net realized loss ...................................        (1,069,472)                --
                                                              ------------       ------------
Total distributions ....................................        (2,241,955)        (1,068,583)
                                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .......................        17,451,045         29,264,331
   Dividend reinvestments ..............................         2,010,406          1,065,845
   Cost of shares redeemed .............................       (26,153,830)       (38,246,941)
                                                              ------------       ------------
Net decrease in net assets from capital
   share transactions ..................................        (6,692,379)        (7,916,765)
                                                              ------------       ------------
TOTAL DECREASE IN NET ASSETS ...........................        (8,190,395)        (6,836,958)
NET ASSETS
   Beginning of year ...................................        37,694,840         44,531,798
                                                              ------------       ------------
   End of year (including distributions in excess of
     net investment income of $(12,209) and $(163,914),
     respectively) .....................................      $ 29,504,445       $ 37,694,840
                                                              ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

 LIFECYCLE LONG RANGE FUND--INVESTMENT CLASS

                                                                                               FOR THE YEARS ENDED MARCH 31,
                                                     2001             2000             1999             1998            1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF YEAR ..................          $  13.86         $  12.57         $  14.57         $  11.96         $ 11.32
                                                 --------         --------         --------         --------         -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..............              0.34             0.33             0.43             0.32            0.35
   Net realized and unrealized gain
      (loss) on investments and foreign
      currencies ......................             (1.73)            1.32             1.27             3.57            1.18
                                                 --------         --------         --------         --------         -------
Total from investment operations ......             (1.39)            1.65             1.70             3.89            1.53
                                                 --------         --------         --------         --------         -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............             (0.23)           (0.24)           (0.47)           (0.33)          (0.39)
   Net realized gain from
      investment transactions .........             (1.57)           (0.12)           (2.98)           (0.95)          (0.50)
   Distributions in excess of net
      investment income ...............                --               --            (0.25)              --              --
                                                 --------         --------         --------         --------         -------
Total distributions ...................             (1.80)           (0.36)           (3.70)           (1.28)          (0.89)
                                                 --------         --------         --------         --------         -------
NET ASSET VALUE, END OF YEAR ..........          $  10.67         $  13.86         $  12.57         $  14.57         $ 11.96
                                                 ========         ========         ========         ========         =======
TOTAL INVESTMENT RETURN 1 .............            (11.35)%          13.46%           12.44%           33.69%          13.88%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
      (000s omitted) ..................          $128,377         $166,896         $133,550         $138,801         $78,291
Ratios to average net assets:
   Net investment income ..............              2.78%            2.30%            2.51%            2.57%           2.73%
   Expenses after waivers,
      including expenses of the
      Asset Management Portfolio ......              1.00%            1.00%            1.00%            1.00%           1.00%
   Expenses before waivers,
      including expenses of the
      Asset Management Portfolio ......              1.45%            1.46%            1.44%            1.45%           1.48%

--------------------------------------------------------------------------------

1 Total return would have been lower had certain expenses not been reimbursed by the Manager.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

 LIFECYCLE MID RANGE FUND--INVESTMENT CLASS

                                                                                          FOR THE YEARS ENDED MARCH 31,
                                                   2001            2000            1999            1998            1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF YEAR .................          $ 11.38         $ 10.60         $ 12.32         $ 10.80         $ 10.48
                                                -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............             0.42            0.32            0.32            0.37            0.42
   Net realized and unrealized gain
     (loss) on investments and foreign
     currencies ......................            (0.86)           0.71            0.84            2.36            0.72
                                                -------         -------         -------         -------         -------
Total from investment operations .....            (0.44)           1.03            1.16            2.73            1.14
                                                -------         -------         -------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............            (0.33)          (0.23)          (0.38)          (0.37)          (0.44)
   Net realized gain from
     investment transactions .........            (0.83)          (0.02)          (2.32)          (0.84)          (0.38)
   Distributions in excess of net
     realized gain ...................               --              --           (0.18)             --              --
                                                -------         -------         -------         -------         -------
Total distributions ..................            (1.16)          (0.25)          (2.88)          (1.21)          (0.82)
                                                -------         -------         -------         -------         -------
NET ASSET VALUE, END OF YEAR .........          $  9.78         $ 11.38         $ 10.60         $ 12.32         $ 10.80
                                                =======         =======         =======         =======         =======
TOTAL INVESTMENT RETURN 1 ............            (4.25)%          9.80%          10.12%          26.33%          11.16%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
      (000s omitted) .................          $80,617         $98,610         $77,556         $95,103         $61,867
Ratios to average net assets:
   Net investment income .............             3.86%           3.03%           2.75%           3.31%           3.48%
   Expenses after waivers,
     including expenses of the
     Asset Management Portfolio II ...             1.00%           1.00%           1.00%           1.00%           1.00%
   Expenses before waivers,
     including expenses of the
     Asset Management Portfolio II ...             1.51%           1.51%           1.51%           1.48%           1.55%

--------------------------------------------------------------------------------

1 Total return would have been lower had certain expenses not been reimbursed by the Manager.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

 LIFECYCLE SHORT RANGE FUND--INVESTMENT CLASS

                                                                                          FOR THE YEARS ENDED MARCH 31,
                                                   2001            2000            1999            1998            1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF YEAR .................          $ 10.54         $ 10.23         $ 10.82         $ 10.31         $ 10.03
                                                -------         -------         -------         -------         -------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............             0.48            0.39            0.40            0.44            0.48
   Net realized and unrealized gain
     (loss) on investments and foreign
     currencies ......................            (0.21)           0.18            0.43            1.39            0.34
                                                -------         -------         -------         -------         -------
Total from investment operations .....             0.27            0.57            0.83            1.83            0.82
                                                -------         -------         -------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............            (0.40)          (0.26)          (0.44)          (0.46)          (0.54)
   Net realized gain from
      investment transactions ........            (0.36)             --           (0.76)          (0.86)             --
   Distributions in excess of net
      realized gains .................               --              --           (0.22)             --              --
                                                -------         -------         -------         -------         -------
Total distributions ..................            (0.76)          (0.26)          (1.42)          (1.32)          (0.54)
                                                -------         -------         -------         -------         -------

NET ASSET VALUE, END OF YEAR .........          $ 10.05         $ 10.54         $ 10.23         $ 10.82         $ 10.31
                                                =======         =======         =======         =======         =======
TOTAL INVESTMENT RETURN 1 ............             2.52%           5.76%           7.76%          18.68%           8.32%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
      (000s omitted) .................          $29,504         $37,695         $44,532         $49,408         $32,552
Ratios to average net assets:
   Net investment income .............             4.85%           3.61%           3.52%           4.06%           4.24%
   Expenses after waivers,
     including expenses of the
     Asset Management Portfolio III ..             1.00%           1.00%           1.00%           1.00%           1.00%
   Expenses before waivers,
     including expenses of the
     Asset Management Portfolio III ..             1.72%           1.67%           1.55%           1.58%           1.65%

--------------------------------------------------------------------------------
1 Total return would have been lower had certain expenses not been reimbursed by the Manager.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Investment Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Lifecycle Long Range Fund--Investment Class (Long Range Fund), Lifecycle Mid Range Fund--Investment Class (Mid Range Fund) and Lifecycle Short Range Fund--Investment Class (Short Range Fund) (each a 'Fund', and collectively, the 'Funds') are three of the funds offered to investors by the Trust. The Funds began operations and offering shares on the following dates:

                                        Commencement of
                                             Operations
                                      -----------------
Long Range Fund                       November 16, 1993
Mid Range Fund                         October 14, 1993
Short Range Fund                       October 15, 1993

Long Range Fund, Mid Range Fund and Short Range Fund seek to achieve their investment objectives by investing substantially all of their assets in the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a 'Portfolio' and collectively, the 'Portfolios'), respectively. Asset Management Portfolios II and III are series of BT Investment Portfolios. The Portfolios are open-end management investment companies registered under the Act. The value of each Fund's investment in the Portfolios reflects each Fund's proportionate interest in the net assets of that Portfolio. At March 31, 2001, Long Range Fund's investment was 24% of the Asset Management Portfolio, Mid Range Fund's investment was 100% of the Asset Management Portfolio II and the Short Range Fund's investment was 100% of the Asset Management Portfolio III.

The financial statements of each of the Portfolios, including a list of investments held, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Funds are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the UnitedStates.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of March 31, 2001, have been primarily attributable to partnership tax allocations and foreign currency transactions, and have been reclassified to the following accounts:

                                Undistributed         Accumulated
                               Net Investment        Net Realized        Paid-in
Fund                            Income (Loss)       Gains (Losses)       Capital
----                           --------------       -------------       --------
Lifecycle Long Range Fund         $(1,448,073)         $1,140,160       $307,913
Lifecycle Mid Range Fund            $(539,357)           $539,357            $--
Lifecycle Short Range Fund          $(109,448)           $109,448            $--

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

F. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to each fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

H. CAPITAL LOSSES
At March 31, 2001 the Funds have deferred the following post-October capital losses to the fiscal year ended March 31, 2002:

Lifecycle Long Range Fund                    $3,111,224
Lifecycle Mid Range Fund                       $631,266
Lifecycle Short Range Fund                      $18,616


NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES

The Funds have entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder services to each of the Funds. The Trust has entered into an agreement with Investment Company Capital Corp., an indirectly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.65% of each Fund's average daily net assets.

The Investment Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund through July 31, 2001, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of each Fund, including expenses of the respective Portfolios.

NOTE 3--CAPITAL SHARE TRANSACTIONS
At March 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                                                                  For the Year Ended March 31, 2001
                              -----------------------------------------------------------------------------------------------------
                                           Long Range Fund                      Mid Range Fund                     Short Range Fund
                              ----------------------------        ----------------------------        -----------------------------
                                  Shares            Amount            Shares            Amount            Shares             Amount
                              ----------      ------------        ----------      ------------        ----------       ------------
Sold ..................        2,870,707      $ 34,495,098         2,198,489      $ 23,303,126         1,775,669       $ 17,451,045
Reinvested ............        1,718,930        20,862,676           907,624         9,496,287           115,842          2,010,406
Redeemed ..............       (4,600,148)      (55,190,959)       (3,522,433)      (37,203,987)       (2,531,491)       (26,153,830)
                              ----------      ------------        ----------      ------------        ----------       ------------
Net increase (decrease)          (10,511)     $    166,815          (416,320)     $ (4,404,574)         (639,980)      $ (6,692,379)
                              ==========      ============        ==========      ============        ==========       ============

                                                                                                  For the Year Ended March 31, 2000
                              ----------------------------        ----------------------------        -----------------------------
                                           Long Range Fund                      Mid Range Fund                     Short Range Fund
                              ----------------------------        ----------------------------        -----------------------------
                                  Shares            Amount            Shares            Amount            Shares             Amount
                              ----------      ------------        ----------      ------------        ----------       ------------
Sold ..................        6,139,806      $ 78,743,860         5,573,793       $60,000,418         2,834,249       $ 29,264,331
Reinvested ............          337,481         4,276,820           199,229         2,165,597           104,072          1,065,845
Redeemed ..............       (5,058,956)      (66,284,338)       (4,426,876)      (48,383,006)       (3,714,674)       (38,246,941)
                              ----------      ------------        ----------      ------------        ----------       ------------
Net Increase (decrease)        1,418,331      $ 16,736,342         1,346,146      $ 13,783,009          (776,353)      $ (7,916,765)
                              ==========      ============        ==========      ============        ==========       ============

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Investment Funds and the
Shareholders of the Lifecycle Long Range Fund--
Investment Class, Lifecycle Mid Range Fund--
Investment Class and Lifecycle Short Range Fund--
Investment Class:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lifecycle Long Range Fund--Investment Class, Lifecycle Mid Range Fund--Investment Class and Lifecycle Short Range Fund--Investment Class (three of the Funds comprising BT Investment Funds, hereafter referred to as the 'Funds') at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 30, 2001

--------------------------------------------------------------------------------

TAX INFORMATION (Unaudited) For the Year Ended March 31, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The amount of long-term capital gains distributions during the fiscal year ended March 31, 2001, all of which is taxable at the 20% capital gains rate, is as follows:

Lifecycle Long Range Fund                   $15,477,619
Lifecycle Mid Range Fund                     $5,134,527
Lifecycle Short Range Fund                   $1,063,466

Of the ordinary dividends made during the fiscal year ended March 31, 2001, the following percentages qualify for the dividends received deduction available to corporate shareholders.

Lifecycle Long Range Fund                        13.58%
Lifecycle Mid Range Fund                          6.82%
Lifecycle Short Range Fund                        3.63%

Of the ordinary dividends made during the fiscal year ended March 31, 2001, the following percentages have been derived from investments in US Government and Agency Obligations. All or a part of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Lifecycle Long Range Fund                        11.92%
Lifecycle Mid Range Fund                         19.52%
Lifecycle Short Range Fund                       42.11%

--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                             VALUE

            INVESTMENTS IN UNAFFILIATED ISSUERS
            COMMON STOCKS--49.59%
            AEROSPACE--0.07%
      8,700 Raytheon Co.--Class B ....    $    255,606
      4,300 Rockwell International
              Corp. ..................         156,305
                                          ------------
                                               411,911
                                          ------------
            AGRICULTURE--0.22%
     22,500 Agribrands International,
              Inc. 1 .................       1,214,550
                                          ------------
            BANKS--0.46%
      9,500 BB&T Corp. ...............         334,115
     49,600 J.P. Morgan Chase & Co. ..       2,227,040
                                          ------------
                                             2,561,155
                                          ------------
            BASIC MATERIALS--0.98%
      5,400 Air Products and
              Chemicals, Inc. ........         207,360
      4,000 Alcan Aluminum Ltd. ......         144,000
     22,300 Alcoa, Inc. ..............         801,685
      3,100 Allegheny Technologies ...          53,971
     16,500 Archer-Daniels-Midland Co.         216,975
     10,300 Barrick Gold Corp. .......         147,187
        600 Bemis Co., Inc. ..........          19,854
      3,900 Boise Cascade Corp. ......         122,460
     17,500 Dow Chemical Co. .........         552,475
     25,700 Du Pont (E.I.) de Nemours
              & Co. ..................       1,045,990
      1,900 Eastman Chemical Co. .....          93,518
      5,000 Engelhard Corp. ..........         129,300
      1,700 FMC Corp. ................         125,188
      5,200 Freeport-McMoRan Copper &
              Gold, Inc.--Class B 1 ..          67,860
        800 Great Lakes Chemical Corp.          24,592
      2,800 Hercules, Inc. ...........          36,372
      6,700 Homestake Mining Co. .....          35,242
      4,700 Inco Ltd. ................          69,701
      3,300 International Flavors &
              Fragrances, Inc. .......          72,798
      1,300 International Paper Co. ..          46,904
      4,800 Louisiana-Pacific Corp. ..          46,128
      2,000 Mead Corp. ...............          50,180
      4,400 Newmont Mining Corp. .....          70,928
      2,100 Nucor Corp. ..............          84,147
      9,300 Pactiv Corp. 1 ...........         112,623
      1,400 Phelps Dodge Corp. .......          56,252
      8,700 Placer Dome, Inc. ........          75,255
      1,200 Potlatch Corp. ...........          38,340
      2,200 PPG Industries, Inc. .....         101,398
      3,700 Praxair, Inc. ............         165,205
        800 Rohm & Haas Co. ..........          24,648
        800 Sigma Aldrich Corp. ......          38,300
      2,800 Temple Inland, Inc. ......         123,900

     SHARES SECURITY                             VALUE

      5,400 USX--US Steel Group ......    $     79,326
      1,900 Vulcan Materials Co. .....          88,977
      2,600 Westvaco Corp. ...........          62,998
      2,200 Willamette Industries, Inc.        101,200
      5,200 Worthington Industries, Inc.        48,360
                                          ------------
                                             5,381,597
                                          ------------
            BEVERAGES--0.01%
        600 Adolph Coors Co.--Class B           39,264
                                          ------------
            BIOPHARMACEUTICALS--0.05%
      6,000 Chiron Corp. 1 ...........         263,250
                                          ------------
            BROADCASTING--0.21%
     46,200 Citadel Communications
              Corp. 1 ................       1,149,225
                                          ------------
            CAPITAL GOODS--3.95%
      4,800 Allied Waste Industries,
              Inc. ...................          75,264
      4,900 American Power Conversion
              Corp. 1 ................          63,164
        400 Avery Dennison Corp. .....          20,808
     21,200 Boeing Co. ...............       1,181,052
      8,400 Caterpillar, Inc. ........         372,792
      2,800 Cooper Industries, Inc. ..          93,660
      1,500 Crane Co. ................          39,075
      3,400 Cummins Engine Co., Inc. .         127,636
      3,300 Danaher Corp. ............         180,048
      5,300 Deere & Co. ..............         192,602
      4,900 Dover Corp. ..............         175,616
      1,400 Eaton Corp. ..............          95,900
     10,600 Emerson Electric Co. .....         656,776
      5,900 General Dynamics Corp. ...         370,166
    236,800 General Electric Co. .....       9,912,448
      2,100 Goodrich (B.F.) Co. ......          80,577
     36,100 Honeywell International,
              Inc. ...................       1,472,880
      7,500 Illinois Tool Works, Inc.          426,300
      3,500 Ingersoll-Rand Co. .......         138,985
      1,400 ITT Industries ...........          54,250
      1,800 Johnson Controls, Inc. ...         112,428
     10,300 Lockheed Martin Corp. ....         367,195
        800 Millipore Corp. ..........          37,008
      9,900 Minnesota Mining &
              Manufacturing Co. ......       1,028,610
      4,500 Molex, Inc. ..............         158,766
      1,900 National Service
              Industries, Inc. .......          44,555
      4,300 Navistar International
              Corp. ..................          98,040
      1,500 Northrop Grumman Corp. ...         130,500
      4,000 Paccar, Inc. .............         179,250
      3,300 Pall Corp. ...............          72,336
      3,600 Parker-Hannifin Corp. ....         142,992
     10,400 Sanmina Corp. 1 ..........         203,450
      2,100 Sealed Air Corp. .........          69,993
     17,900 Solectron Corp. ..........         340,279

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                             VALUE

          1 Teledyne Technologies 1 ..    $         14
      1,900 Textron, Inc. ............         107,996
      7,100 Thermo Electron Corp. ....         159,609
      6,100 Timken Co. ...............          95,466
     32,960 Tyco International Ltd. ..       1,424,862
     11,700 United Technologies Corp.          857,610
     16,300 Waste Management, Inc. ...         402,610
                                          ------------
                                            21,763,568
                                          ------------
            COMMERCIAL SERVICES--0.04%
      5,550 Concord EFS, Inc. 1 ......         226,163
                                          ------------
            COMMUNICATION SERVICES--3.83%
      4,600 Alltel Corp. .............         241,316
    112,100 AOL Time Warner Inc. 1 ...       4,500,815
     96,300 AT&T Corp. ...............       2,051,190
     47,300 BellSouth Corp. ..........       1,935,516
      4,600 Centurytel, Inc. .........         132,250
      6,700 Citizen Communications Co.          84,755
     27,800 Global Crossing Ltd. .....         375,022
        500 Meredith Corp. ...........          17,455
     20,700 Nextel Communications,
              Inc.--Class A ..........         297,562
     45,700 Qwest Communications
              International, Inc. 1 ..       1,601,785
     86,600 SBC Communications, Inc. .       3,864,958
     22,800 Sprint Corp. .............         501,372
     24,800 Sprint PCS Group .........         471,200
      6,000 Univision Communications,
              Inc. 1 .................         228,960
     69,100 Verizon Communications ...       3,406,630
     74,300 Worldcom, Inc. 1 .........       1,388,481
                                          ------------
                                            21,099,267
                                          ------------
            COMPUTER SOFTWARE--0.01%
      9,800 BroadVision, Inc. 1 ......          52,369
                                          ------------
            CONSUMER CYCLICALS--4.47%
      5,000 American Greetings
              Corp.--Class A .........          53,000
      6,200 Autozone, Inc. ...........         173,724
     10,300 Bed, Bath & Beyond, Inc. .         252,994
      7,600 Best Buy, Inc. ...........         273,296
      1,600 Black & Decker Corp. .....          58,800
      6,700 Brunswick Corp. ..........         131,521
        700 Carnival Corp.--Class A ..          19,369
     20,800 Cendant Corp. ............         303,472
      1,700 Centex Corp. .............          70,805
      4,300 Cintas Corp. .............         169,506
      5,400 Circuit City Stores, Inc.           57,240
      9,900 Consolidated Stores Corp.           99,495
      5,500 Convergys Corp. 1 ........         198,385
      9,600 Cooper Tire & Rubber Co. .         108,960
     11,400 Costco Wholesale Corp. ...         447,450

     SHARES SECURITY                             VALUE

      3,900 Dana Corp. ...............    $     67,002
     14,600 Delphi Automotive Systems          206,882
      3,000 Dillard Department Stores,
              Inc.--Class A ..........          65,820
      8,600 Dollar General Corp. .....         175,784
        900 Dow Jones & Co., Inc. ....          47,115
      5,800 Federated Department
              Stores, Inc. ...........         240,990
     49,600 Ford Motor Co. ...........       1,394,752
        200 Gannett Co., Inc. ........          11,944
     14,300 Gap, Inc. ................         339,196
     15,100 General Motors Corp. .....         782,935
      5,100 Genuine Parts Co. ........         132,141
      7,800 Goodyear Tire & Rubber Co.         186,030
     41,200 Harcourt General, Inc. ...       2,293,604
      7,300 Harley-Davidson, Inc. ....         277,035
      5,600 Harrah's Entertainment,
              Inc. ...................         164,808
      7,500 Hasbro, Inc. .............          96,750
      9,600 Hilton Hotels Corp. ......         100,320
     58,900 Home Depot, Inc. .........       2,538,590
      4,600 IMS Health, Inc. .........         114,540
      5,800 Interpublic Group of Cos.,
              Inc. ...................         199,230
     11,600 J.C. Penney Co., Inc. ....         185,484
      2,800 KB Homes .................          91,392
     23,700 Kmart Corp. ..............         222,780
      1,500 Knight-Ridder, Inc. ......          80,565
      9,600 Kohls Corp. ..............         592,224
      5,100 Leggett & Platt, Inc. ....          98,073
     13,000 Limited, Inc. ............         204,360
      4,200 Liz Claiborne, Inc. ......         197,610
      2,100 Lowe's Cos., Inc. ........         122,745
      5,500 Marriott International,
              Inc. ...................         226,490
     11,600 Masco Corp. ..............         280,024
     11,100 Mattel, Inc. .............         196,914
      7,600 May Department Stores Co.          269,648
      4,700 McGraw-Hill Cos., Inc. ...         280,355
      2,300 New York Times Co.--
              Class A ................          94,231
      6,900 Newell Rubbermaid, Inc. ..         182,850
      6,500 Nike, Inc. ...............         263,575
      3,600 Nordstrom, Inc. ..........          58,608
     16,700 Office Depot, Inc. .......         146,125
      2,500 Omnicom Group, Inc. ......         207,200
      2,100 Pulte Corp. ..............          84,861
      4,500 Radioshack Corp. .........         165,105
      4,700 Reebok International
              Ltd. 1 .................         116,842
     11,000 Sears, Roebuck & Co. .....         387,970
      4,300 Sherwin-Williams Co. .....         109,564
      1,400 Snap-On Tools Corp. ......          40,768
      2,100 Stanley Works ............          69,195
     11,600 Staples, Inc. ............         172,550
      4,500 Starwood Hotels & Resorts
              Worldwide, Inc. ........         153,045

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                             VALUE

     22,400 Target Corp. .............    $    808,192
      3,800 Tiffany & Co. ............         103,550
      4,200 TJX Cos., Inc. ...........         134,400
      9,400 Toys 'R' Us, Inc. ........         235,940
      3,500 Tribune Co. ..............         142,590
      2,600 TRW, Inc. ................          88,400
      2,300 V.F. Corp. ...............          80,500
      3,400 Visteon Corp .............          51,136
    114,500 Wal-Mart Stores, Inc. ....       5,782,250
      1,600 Whirlpool Corp. ..........          79,984
                                          ------------
                                            24,661,580
                                          ------------
            CONSUMER STAPLES--5.61%
        700 Alberto-Culver Co.--Class B         27,762
      2,600 Albertson's, Inc. ........          82,732
     22,700 Anheuser Busch Cos., Inc.        1,042,611
      5,600 Avon Products, Inc. ......         223,944
      1,400 Brown-Forman Corp.--Class B         86,730
      4,800 Campbell Soup Co. ........         143,376
      7,100 Cardinal Health, Inc. ....         686,925
     15,000 Clear Channel
              Communications, Inc. ...         816,750
      5,400 Clorox Co. ...............         169,830
     63,100 Coca-Cola Co. ............       2,849,596
     11,000 Coca-Cola Enterprises, Inc.        195,580
     13,300 Colgate-Palmolive Co. ....         734,958
     26,200 Comcast Corp.--Class A ...       1,098,762
     13,700 ConAgra, Inc. ............         249,888
      9,600 CVS Corp. ................         561,504
      7,900 Darden Restaurants, Inc. .         187,625
     52,800 Disney (Walt) Co. ........       1,510,080
          1 Energizer Holdings, Inc. 1              25
      4,100 Fortune Brands, Inc. .....         141,040
      6,800 General Mills, Inc. ......         292,468
     26,600 Gillette Co. .............         829,122
      8,400 H.J. Heinz Co. ...........         337,680
      3,300 Hershey Foods Corp. ......         228,756
      4,600 Kellogg Co. ..............         124,338
     13,300 Kimberly Clark Corp. .....         902,139
     24,400 Kroger Co. ...............         629,276
      1,000 Longs Drug Stores, Inc. ..          29,560
     28,400 McDonald's Corp. .........         754,020
      6,500 McKesson HBOC, Inc. ......         173,875
     36,500 PepsiCo, Inc. ............       1,604,175
     58,100 Philip Morris Cos., Inc. .       2,756,845
     30,000 Procter & Gamble Co. .....       1,878,000
      3,200 Quaker Oats Co. ..........         313,600
     82,800 Ralston Purina Group .....       2,579,220
     14,000 Safeway, Inc. ............         772,100
     18,500 Sara Lee Corp. ...........         399,230
      6,800 Starbucks Corp. 1 ........         288,575
      5,000 SuperValu, Inc. ..........          66,650

     SHARES SECURITY                             VALUE

     20,000 Sysco Corp. ..............    $    530,200
      4,500 Tricon Global
              Restaurants, Inc. ......         171,855
      3,900 Tupperware Corp. .........          93,054
     14,300 Unilever NV ..............         752,752
      4,900 UST, Inc. ................         147,245
     45,901 Viacom, Inc.--Class B ....       2,018,267
     25,600 Walgreen Co. .............       1,044,480
      3,000 Wendy's International, Inc.         66,960
      4,200 Winn Dixie Stores, Inc. ..         119,154
      5,300 Wrigley (Wm.), Jr. Co. ...         255,725
                                          ------------
                                            30,969,039
                                          ------------
            DRUGS--0.10%
      5,500 Forest Laboratories,
              Inc. 1 .................         325,820
      6,000 King Pharmaceuticals,
              Inc. 1 .................         244,500
                                          ------------
                                               570,320
                                          ------------
            ELECTRICAL--0.09%
      8,800 Calpine Corp. 1 ..........         484,616
                                          ------------
            ELECTRICAL EQUIPMENT--0.01%
      3,800 Power-One, Inc. 1 ........          55,062
                                          ------------
            ELECTRONICS--0.47%
      5,100 Applera Corp.--Applied
              Biosystems Group .......         141,525
      8,300 Applied Micro Circuits
              Corp. 1 ................         136,950
      6,200 Jabil Circuit, Inc. 1 ....         134,044
     22,100 Litton Industries, Inc. 1        1,775,293
      6,901 NiSource Inc. ............         214,759
      2,000 Symbol Technologies, Inc.           69,800
      1,500 Thomas & Betts Corp. .....          26,040
      5,100 Vitesse Semiconductor
              Corp. 1 ................         121,444
                                          ------------
                                             2,619,855
                                          ------------
            ENERGY--3.52%
      2,500 Amerada Hess Corp. .......         195,300
      8,300 Anadarko Petroleum Corp. .         521,074
      2,900 Apache Corp. .............         167,069
      1,000 Ashland, Inc. ............          38,400
      8,000 Baker Hughes, Inc. .......         290,480
      8,200 Burlington Resources, Inc.         366,950
     17,500 Chevron Corp. ............       1,536,500
     19,000 Conoco, Inc.--Class B ....         536,750
      3,600 Devon Energy Corp. .......         209,520
     12,100 El Paso Corp. ............         790,130
     89,500 Exxon Mobil Corp. ........       7,249,500
     10,900 Halliburton Co. ..........         400,575
      3,800 Kerr-McGee Corp. .........         246,620
      5,400 Nabors Industries, Inc. 1          279,936
     11,500 Occidental Petroleum Corp.         284,625

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                             VALUE

      1,900 Phillips Petroleum Co. ...    $    104,595
      5,300 Rowan Cos., Inc. .........         145,750
     54,700 Royal Dutch Petroleum Co.        3,032,568
     14,400 Schlumberger Ltd. ........         829,584
      2,200 Sunoco, Inc. .............          71,346
     13,800 Texaco, Inc. .............         916,320
     10,300 Tosco Corp. ..............         440,428
      7,400 Transocean Sedco .........         320,790
      5,500 Unocal Corp. .............         190,135
      9,500 USX Marathon Group .......         256,025
                                          ------------
                                            19,420,970
                                          ------------
            FINANCIALS--7.71%
     12,800 Aflac, Inc. ..............         352,512
     18,200 Allstate Corp. ...........         763,308
      2,700 Ambac Financial Group, Inc.        171,261
     35,000 American Express Co. .....       1,445,500
     12,200 American General Corp. ...         466,650
     60,000 American International
              Group, Inc. ............       4,830,000
     12,700 Amsouth Bancorp ..........         213,487
      6,000 AON Corp. ................         213,000
     42,800 Bank of America Corp. ....       2,343,300
     18,500 Bank of New York Co., Inc.         910,940
     24,000 Bank One Corp. ...........         868,320
      2,300 Bear Stearns Cos., Inc. ..         105,202
      4,800 Capital One Financial Corp.        266,400
     34,900 Charles Schwab Corp. .....         538,158
      5,600 Charter One Financial, Inc.        158,480
      2,100 Chubb Corp. ..............         152,124
      3,800 CIGNA Corp. ..............         407,968
      3,700 Cincinnati Financial Corp.         140,369
     23,100 CIT Group, Inc.--Class A .         667,128
    129,900 Citigroup Inc. ...........       5,842,902
      4,000 Comerica, Inc. ...........         246,000
      8,700 Conseco, Inc. ............         140,070
      2,500 Countrywide Credit
              Industries, Inc. .......         123,375
      3,200 Equifax, Inc. ............         100,000
     25,500 Fannie Mae ...............       2,029,800
     11,500 Fifth Third Bancorp ......         614,531
     17,700 First Union Corp. ........         584,100
     26,744 Fleet Boston Financial
              Corp. ..................       1,009,586
      5,700 Franklin Resources, Inc. .         222,927
     13,700 Freddie Mac ..............         888,171
      3,800 Golden West Financial Corp.        246,620
      5,500 Hartford Financial
              Services Group, Inc. ...         324,500
     11,500 Household International,
              Inc. ...................         681,260
     10,200 Huntington Bancshares, Inc.        145,350
      2,300 Jefferson-Pilot Corp. ....         156,147
     12,800 KeyCorp ..................         330,240
      7,500 Lehman Brothers, Inc. ....         470,250
      4,600 Lincoln National Corp. ...         195,362
      5,600 Loews Corp. ..............         332,696

     SHARES SECURITY                             VALUE

      6,900 Marsh and McLennan .......    $    655,707
      2,400 MBIA, Inc. ...............         193,632
     21,300 MBNA Corp. ...............         705,030
     12,200 Mellon Financial Corp. ...         494,344
     20,600 Merrill Lynch & Co., Inc.        1,141,240
      2,300 MGIC Investment Corp. ....         157,366
     25,900 Morgan Stanley Dean Witter
              Discover & Co. .........       1,385,650
     17,300 National City Corp. ......         462,775
      5,400 Northern Trust Corp. .....         337,500
      1,500 Old Kent Financial Corp. .          57,000
      7,200 PNC Bank Corp. ...........         487,800
      6,900 Providian Financial Corp.          338,445
      5,600 Regions Financial Corp. ..         159,250
      4,600 Safeco ...................         129,662
      2,800 St. Paul Cos., Inc. ......         123,340
      3,900 State Street Corp. .......         364,260
      5,300 Stilwell Financial Inc. 1          142,146
      7,100 Suntrust Banks, Inc. .....         460,080
      7,400 Synovus Financial Corp. ..         199,800
      2,600 T. Rowe Price Group Inc. .          81,412
      2,500 Torchmark Corp. ..........          97,075
     49,356 US Bancorp ...............       1,145,048
      4,900 Union Planters Corp. .....         188,601
      3,800 USA Education ............         276,070
      1,900 Wachovia Corp. ...........         114,475
     13,800 Washington Mutual, Inc. ..         755,550
     43,500 Wells Fargo Co. ..........       2,151,945
                                          ------------
                                            42,503,197
                                          ------------
            HEALTH CARE--6.36%
     35,400 Abbott Laboratories ......       1,670,526
      3,200 Allergan, Inc. ...........         237,280
     22,800 ALZA Corp. ...............         923,400
     33,200 American Home Products
              Corp. ..................       1,950,500
     27,600 Amgen, Inc. ..............       1,661,175
        300 Bausch & Lomb, Inc. ......          13,698
      7,300 Baxter International, Inc.         687,222
      6,000 Becton Dickinson & Co. ...         211,920
      3,900 Biogen, Inc. .............         246,919
      4,900 Biomet, Inc. .............         193,014
     10,500 Boston Scientific Corp. ..         211,890
     49,000 Bristol-Myers Squibb Co. .       2,910,600
        900 C.R. Bard, Inc. ..........          40,860
      7,700 Dynegy, Inc. .............         392,777
      9,300 Guidant Corp. ............         418,407
     13,500 HCA Healthcare Co ........         543,645
     15,700 HEALTHSOUTH Corp. ........         202,373
     10,400 Humana, Inc. 1 ...........         108,992
     28,101 Johnson & Johnson ........       2,457,994
     28,700 Lilly (Eli) & Co. ........       2,200,142
      6,700 Manor Care 1 .............         136,680

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                             VALUE

      7,100 Medimmune Inc. 1 .........    $    254,712
     30,300 Medtronic, Inc. ..........       1,385,922
     58,700 Merck & Co., Inc. ........       4,455,330
    161,700 Pfizer, Inc. .............       6,621,615
     33,100 Pharmacia Corp. ..........       1,667,247
      6,100 Quintiles Transnational
              Corp. ..................         115,137
     36,800 Schering-Plough Corp. ....       1,344,304
      3,400 St. Jude Medical, Inc. ...         183,090
      5,300 Stryker Corp. ............         276,925
     10,500 Tenet Healthcare Corp. ...         462,000
      7,900 Unitedhealth Group, Inc. .         468,154
      3,900 Watson Pharmaceuticals ...         205,140
      2,400 Wellpoint Health Networks          228,744
                                          ------------
                                            35,088,334
                                          ------------
            HOUSEHOLD FURNISHINGS--0.01%
      1,500 Maytag Corp. .............          48,375
                                          ------------
            HUMAN RESOURCES--0.02%
      5,500 Robert Half International
              Inc. 1 .................         122,925
                                          ------------
            INSURANCE--0.18%
      3,300 Aetna Inc. 1 .............         118,536
     19,600 Metlife, Inc. ............         588,980
      1,200 Progressive Corp. of Ohio          116,460
      6,100 Unumprovident Corp. ......         178,242
                                          ------------
                                             1,002,218
                                          ------------
            OIL-DOMESTIC--0.07%
      4,600 EOG Resources, Inc. ......         189,658
      4,000 Noble Drilling Corp. 1 ...         184,640
                                          ------------
                                               374,298
                                          ------------
            OIL SERVICE-DOMESTIC--0.01%
      1,900 Fluor Corp. ..............          84,550
                                          ------------
            PACKAGING & CONTAINERS--0.00%
        300 Ball Corp. ...............          13,761
                                          ------------
            PRINTING & PUBLISHING--0.05%
      1,800 Deluxe Corp. .............          42,606
      3,900 Donnelley (R.R.) & Sons Co.        102,258
      4,200 Moody's Corp. ............         115,752
                                          ------------
                                               260,616
                                          ------------
            PROFESSIONAL SERVICES--0.04%
      2,600 Ecolab, Inc. .............         110,292
      1,800 H & R Block, Inc. ........          90,108
                                          ------------
                                               200,400
                                          ------------

     SHARES SECURITY                             VALUE

            TECHNOLOGY--8.73%
      2,700 Adaptec, Inc. ............    $     23,414
     23,900 ADC Telecommunications,
              Inc. ...................         203,150
      5,700 Adobe Systems, Inc. ......         199,329
     11,100 Advanced Micro Devices,
              Inc. ...................         294,594
     11,100 Agilent Technologies 1 ...         341,103
     13,000 Altera Corp. 1 ...........         278,687
     11,000 Analog Devices, Inc. .....         398,640
      5,900 Andrew Corp. .............          84,812
      9,200 Apple Computer, Inc. .....         203,044
     21,900 Applied Materials, Inc. ..         952,650
        500 Autodesk, Inc. ...........          15,281
     15,900 Automatic Data
              Processing, Inc. .......         864,642
      7,600 BMC Software, Inc. .......         163,400
      6,700 Broadcom Corp.--Class A 1          193,630
      9,300 Cabletron Systems, Inc. ..         119,970
    188,725 Cisco Systems, Inc. ......       2,984,214
      4,800 Citrix Systems, Inc. .....         101,400
     43,700 Compaq Computer Corp. ....         795,340
      3,700 Computer Associates
              International, Inc. ....         100,640
      5,500 Computer Sciences Corp. ..         177,925
      9,500 Compuware Corp. ..........          92,625
      4,900 Comverse Technology ......         288,561
      5,800 Conexant Systems .........          51,837
     24,100 Corning, Inc. ............         498,629
     66,500 Dell Computer Corp. ......       1,708,219
      5,800 Eastman Kodak Co. ........         231,362
      6,200 Electronic Data Systems
              Corp. ..................         346,332
     57,300 EMC Corp. ................       1,684,620
      9,800 First Data Corp. .........         585,158
      3,200 Fiserv, Inc. 1 ...........         143,800
      9,200 Gateway, Inc. 1 ..........         154,652
     41,700 Hewlett-Packard Co. ......       1,303,959
    173,800 Intel Corp. ..............       4,573,113
     45,100 International Business
              Machines Corp. .........       4,337,718
      5,300 Intuit Inc. 1 ............         147,075
     34,400 JDS Uniphase Corp. 1 .....         634,250
      4,900 KLA-Tencor Corp. .........         192,938
      3,300 Lexmark International
              Group, Inc.--Class A ...         150,216
      7,700 Linear Technology Corp. ..         316,181
     10,700 LSI Logic Corp. ..........         168,311
     85,700 Lucent Technologies, Inc.          854,429
      8,700 Maxim Integrated Products,
              Inc. 1 .................         361,833
      3,100 Mercury Interactive
              Corp. 1 ................         129,813
     17,600 Micron Technology, Inc. ..         730,928
    137,500 Microsoft Corp. ..........       7,519,531
     55,600 Motorola, Inc. ...........         792,856
      9,000 National Semiconductor
              Corp. ..................         240,750
      4,300 NCR Corp. ................         167,829

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                            VALUE

      9,600 Network Appliance, Inc. ..    $    161,400
     82,300 Nortel Networks Corp. ....       1,156,315
     14,100 Novell, Inc. .............          70,500
      4,800 Novellus Systems, Inc. 1 .         194,700
    147,800 Oracle Corp. .............       2,214,044
     13,600 Palm, Inc. ...............         114,325
      6,900 Parametric Technology Corp.         62,531
     11,100 Paychex, Inc. ............         411,394
      9,400 Peoplesoft, Inc. .........         220,313
      1,700 Perkinelmer, Inc. ........          89,165
      3,000 QLogic Corp. 1 ...........          67,500
     19,500 Qualcomm, Inc. ...........       1,104,188
      3,700 Sabre Group Holdings, Inc.         170,829
      3,200 Sapient Corp. 1 ..........          23,000
      6,700 Scientific-Atlanta, Inc. .         278,653
     12,500 Siebel Systems, Inc. 1 ...         340,000
     84,800 Sun Microsystems, Inc. ...       1,303,376
      3,400 Tektronix, Inc. ..........          92,786
     11,500 Tellabs, Inc. ............         467,906
      4,500 Teradyne, Inc. ...........         148,500
     38,800 Texas Instruments, Inc. ..       1,202,024
      7,900 Unisys Corp. .............         110,600
     10,900 Veritas Software Corp. ...         504,025
        700 W.W. Grainger, Inc. ......          23,695
     17,200 Xerox Corp. ..............         103,028
     10,100 Xilinx, Inc. .............         354,763
     15,100 Yahoo!, Inc. .............         237,825
                                          ------------
                                            48,130,775
                                          ------------
            TELECOMMUNICATIONS--0.02%
      6,901 Avaya Inc. 1 .............          89,713
                                          ------------
            TRANSPORTATION--0.45%
      6,200 AMR Corp. ................         217,744
     11,000 Burlington Northern
              Santa Fe ...............         334,180
      5,600 CSX Corp. ................         188,720
      4,200 Delta Air Lines, Inc. ....         165,900
      9,000 Fedex Corp. ..............         375,120
     12,300 Norfolk Southern Corp. ...         205,902
      4,900 Ryder Systems, Inc. ......          88,151
     23,800 Southwest Airlines Co. ...         422,450
      6,400 Union Pacific Corp. ......         360,000
      3,600 US Airways Group, Inc. ...         127,620
                                          ------------
                                             2,485,787
                                          ------------
            UTILITIES--1.66%
     13,200 AES Corp. ................         659,472
      3,600 Ameren Corp. .............         147,420
     10,000 American Electric Power Co.        470,000

     SHARES SECURITY                             VALUE

      4,800 Cinergy Corp. ............    $    161,040
      5,800 CMS Energy ...............         171,622
      5,500 Consolidated Edison, Inc.          204,050
      2,000 Constellation Energy
              Group, Inc. ............          88,200
      7,000 Dominion Resources, Inc. .         451,290
      4,600 DTE Energy Co. ...........         183,080
     18,400 Duke Power Co. ...........         786,416
      9,800 Edison International, Inc.         123,872
     19,300 Enron Corp. ..............       1,121,330
      7,700 Entergy Corp. ............         292,600
      8,100 FirstEnergy Corp. ........         226,152
      4,300 FPL Group, Inc. ..........         263,590
      1,300 GPU, Inc. ................          42,237
      4,800 Keyspan Energy Corp. .....         183,024
        400 Mirant Corp. 1 ...........          14,200
      7,300 Niagara Mohawk Power Corp.         123,370
      1,500 NICOR, Inc. ..............          55,905
      1,600 People's Energy Corp. ....          62,192
     12,100 PG&E Corp. ...............         150,645
      1,700 Pinnacle West Capital Corp.         77,979
      6,400 PPL Corp. ................         281,344
      5,600 Public Service Enterprise
              Group, Inc. ............         241,696
      9,200 Reliant Energy ...........         416,300
      9,200 Sempra Energy ............         214,176
     20,400 Southern Co. .............         715,836
      7,300 TXU Corp. ................         301,636
     13,800 Williams Cos., Inc. ......         591,330
     10,600 Xcel Energy ..............         319,166
                                          ------------
                                             9,141,170
                                          ------------
            UTILITY-ELECTRIC--0.15%
      1,500 Allegheny Energy, Inc. ...          69,390
      7,800 Exelon Corp. .............         511,680
      6,000 Progress Energy, Inc. ....         258,420
                                          ------------
                                               839,490
                                          ------------
            UTILITY-GAS NATURAL GAS--0.03%
      3,000 Kinder Morgan, Inc. ......         159,600
        300 ONEOK, Inc. ..............          12,267
                                          ------------
                                               171,867
                                          ------------
TOTAL COMMON STOCKS
   (Cost $297,093,045) ...............     273,501,237
                                          ------------

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                             VALUE

            NON-CONVERTIBLE
            CORPORATE DEBT--10.07%
            AEROSPACE--0.70%
            Raytheon Co.,
$3,940,000    5.70%, 11/1/03 .........    $  3,872,063
                                          ------------
            BANKS--1.15%
            Bank of America Corp.,
 2,180,000    7.40%, 1/15/11 .........       2,289,331
            Barclays Bank Plc,
   877,000    8.55%, 6/15/49 2 .......         968,942
            First Union Capital II,
 3,155,000    7.95%, 11/15/29 ........       3,080,233
                                          ------------
                                             6,338,506
                                          ------------
            FINANCIALS--1.22%
            Citigroup Inc.,
 2,510,000    6.75%, 12/1/05 .........       2,614,966
            Ford Motor Credit Corp.,
 1,450,000    6.70%, 7/16/04 .........       1,483,130
            Waddell &  Reed Financial,
 2,605,000    7.50%, 1/18/06 .........       2,641,962
                                          ------------
                                             6,740,058
                                          ------------
            INDUSTRIALS--2.57%
            Air 2 US,
 3,843,984    8.027%, 10/1/19 2 ......       4,093,267
            Archstone Communities:
   390,000    6.37%, 10/15/01 ........         392,681
 1,165,000    7.00%, 10/29/01 ........       1,177,603
            ERAC USA Finance Co.:
 2,000,000    6.95%, 3/1/04 2 ........       2,020,410
 3,095,000    8.25%, 5/1/05 2 ........       3,225,671
            Goodyear Tire & Rubber Co.,
 1,550,000    8.125%, 3/15/03 ........       1,563,944
            International Paper Co.,
 1,345,000    8.00%, 7/8/03 ..........       1,406,179
            Prologis Trust,
   260,000    6.70%, 4/15/04 .........         263,688
                                          ------------
                                            14,143,443
                                          ------------
            INSURANCE--1.03%
            Aflac, Inc.,
 1,805,000    6.50%, 4/15/09 .........       1,802,233
            AXA Financial, Inc.,
 1,805,000    7.75%, 8/1/10 ..........       1,982,608
            Farmers Insurance Exchange,
   635,000    8.625%, 5/1/24 2 .......         645,222
            MIC Financing Trust I,
 1,410,000    8.375%, 2/1/27 .........       1,268,538
                                          ------------
                                             5,698,601
                                          ------------

  PRINCIPAL
     AMOUNT SECURITY                             VALUE

            TELECOMMUNICATIONS--1.67%
            Motorola Inc.,
$2,715,000    6.75%, 2/1/06 ..........    $  2,651,431
            Verizon Global Funding
              Corp.,
 2,655,000    7.25%, 12/1/10 2s ......       2,801,792
            Worldcom, Inc.,
 3,595,000    8.00%, 5/15/06 .........       3,735,813
                                          ------------
                                             9,189,036
                                          ------------
            UTILITY-ELECTRIC & GAS--1.73%
            Eastern Energy Ltd.,
 2,875,000    7.25%, 12/1/16 2 .......       2,807,182
            Enogex, Inc.,
 3,125,000    8.125%, 1/15/10 2 ......       3,345,144
            Nstar,
 3,050,000    8.00%, 2/15/10 .........       3,246,695
            Potomac Edison,
   140,000    8.00%, 6/1/24 ..........         141,656
                                          ------------
                                             9,540,677
                                          ------------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $53,536,369) ................      55,522,384
                                          ------------

            ASSET-BACKED SECURITIES--5.13%
            Advanta Mortgage Loan
              Trust, Series 2000-2,
              Class A6,
 1,883,000    7.72%, 3/25/15 .........       1,979,125
            Conseco Finance,
              Series 1999-H,
              Class AF5,
 5,030,000    7.60%, 12/15/29 ........       5,217,400
            Conseco Finance,
              Series 2000-B,
              Class AF6,
 3,830,000    7.80%, 5/15/20 .........       4,039,588
            Daimler Chrysler
              Auto Trust,
              Series 2000-C, Class A4,
 1,791,000    6.85%, 11/6/05 .........       1,870,651
            Felco Funding II LLC,
              Series 2000-1,
              Class A4,
 3,140,000    7.72%, 12/15/05 2 ......       3,329,057
            Ford Credit Auto Owner
              Trust, Series 2000-F,
              Class A2,
 1,155,000    6.56%, 5/17/04 .........       1,192,415
            Household Automotive Trust,
              Series 2000-1, Class A4,
 4,320,000    7.48%, 12/18/06 ........       4,550,133
            PSE&G Transition
              Funding LLC,
              Series 2001-1, Class A5,
 3,105,000    6.45%, 3/15/13 .........       3,182,285

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                             VALUE

            Ryder Vehicle Lease Trust,
              Series 2001-A, Class A4,
$2,855,000    5.81%, 8/15/06 .........    $  2,904,829
                                          ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $27,261,514) ................      28,265,483
                                          ------------

            MORTGAGE BACKED
            SECURITIES--4.58%
            Chase Mortgage Finance
              Corp., CMO,
              Series 1998-S6,
              Class A17,
 5,520,000    6.75%, 10/25/28 ........       5,514,763
            GE Capital Mortgage
              Services, Inc., CMO,
              Series 1999-17, Class A4,
 4,147,623    7.00%, 11/25/07 ........       4,264,918
            Green Point
              Manufactured Housing,
              Series 1999-1, Class A2,
 5,060,000    6.01%, 8/15/15 .........       5,125,561
            Green Point
              Manufactured Housing,
              Series 1999-5, Class A3,
 4,880,000    7.33%, 8/15/20 .........       5,111,464
            Norwest Asset Securities
              Corp., CMO,
              Series 1999, Class A4,
 5,130,000    7.25%, 12/25/29 ........       5,244,348
                                          ------------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $23,879,429) ................      25,261,054
                                          ------------

            FOREIGN DEBT--0.45%
            Petroleos Mexicanos,
$1,180,000    9.50%, 9/15/27 .........       1,233,100
            United Mexican States,
 1,170,000    9.75%, 4/6/05 ..........       1,253,069
                                          ------------
TOTAL FOREIGN DEBT
   (Cost $2,435,623) .................       2,486,169
                                          ------------

            MUNICIPAL BONDS--3.46%
            Connecticut State
              Development Authority
              Revenue, RB, Series A,
   690,000    8.375%, 10/15/04 .......         728,488
            Delaware River
              Port Authority,
              Pennsylvania &
              New Jersey, Port
              Distribution Project,
              RB, Series A, FSA,
 2,595,000    7.27%, 1/1/07 ..........       2,789,495
            Greater Kentucky Housing
              Assistance Corp.,
              Mortgage Revenue,
              RB, FHA &
              HUD Section 8 Assisted,
 1,360,000    7.20%, 2/1/06 ..........       1,408,878
            Harrisburg, Pennsylvania,
              Housing Corp.
              Mortgage Revenue, RB, FHA,
 5,340,000    10.00%, 7/15/24 ........       5,686,726

  PRINCIPAL
     AMOUNT SECURITY                             VALUE

            Lansing, Michigan,
              Water & Light Water
              Supply Board, Steam
              & Electric Utilities
              System, RB, MBIA,
$3,155,000    7.30%, 7/1/06 ..........    $  3,400,238
            Ross County, Ohio,
              Water Co., Inc.,
              Water Revenue, RB, FGIC,
 2,435,000    8.25%, 8/1/25 2 ........       2,681,690
            Suburban Hospital
              Healthcare Systems,
              Inc., Suburban Rock
              Spring Llc, COP, AMBAC,
   855,000    7.865%, 2/15/27 ........         909,412
            Wyandotte County,
              Kansas City, COP,
 1,455,000    8.50%, 12/1/05 .........       1,455,131
                                          ------------
TOTAL MUNICIPAL BONDS
   (Cost $18,275,599) ................      19,060,058
                                          ------------

            US GOVERNMENT &
            AGENCIES--5.72%
            Federal Home Loan
              Mortgage Corp.,
              Gold Certificate Pool
              #G10390,
 5,590,436    7.00%, 6/1/09 ..........       5,763,836
            Federal Home Loan
              Mortgage Corp.,
              Pool #E40465,
 1,847,771    6.50%, 10/1/07 .........       1,886,753
            Federal Home Loan
              Mortgage Corp.,
              Series 1974, Class VC,
 5,160,000    7.00%, 1/15/11 .........       5,248,623
            Federal National
              Mortgage Association,
              Series 2001-11, Class H,
 3,035,000    6.00%, 7/18/25 .........       3,036,631
            Federal National
              Mortgage Association,
              Pool #190750,
 4,378,644    7.00%, 3/1/09 ..........       4,513,178
            Federal National
              Mortgage Association,
              Pool #323194,
 1,863,827    6.361%, 7/1/08 .........       1,911,463
            Federal National
              Mortgage Association,
              Pool #381706,
 1,899,155    6.26%, 6/1/09 ..........       1,933,718
            Federal National
              Mortgage Association,
              Pool #382140,
 3,990,000    7.03%, 12/15/05 ........       4,202,680
            Federal National
              Mortgage Association,
              Pool #564318,
 2,948,096    9.00%, 11/1/30 .........       3,071,610
                                          ------------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $30,516,034) ................      31,568,492
                                          ------------

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                             VALUE

            US TREASURY SECURITIES--9.08%
            US Treasury Bill:
$   160,000    5.14%, 4/19/01 3,4 ....    $    159,624
 11,120,000   5.14%, 4/19/01 3,4 .....      11,093,088
  8,000,000   4.47%, 6/14/014 ........       7,932,352
            US Treasury Bond:
  7,948,000   8.125%, 8/15/19 ........      10,255,980
  6,133,000   6.125%, 8/15/29 ........       6,587,235
            US Treasury Note:
  2,814,000   5.25%, 5/15/04 .........       2,880,118
  3,060,000   5.75%, 11/15/05 ........       3,208,695
  2,123,000   6.125%, 8/15/07 ........       2,273,102
  5,334,000   6.00%, 8/15/09 .........       5,698,003
                                          ------------
TOTAL US TREASURY SECURITIES
   (Cost $49,415,972) ................      50,088,197
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS
   (Cost $502,413,585) ...............     485,753,074
                                          ------------

    SHARES SECURITY                              VALUE

            INVESTMENTS IN AFFILIATED
            INVESTMENT COMPANIES
            MUTUAL FUND--7.55%
41,656,855  Cash Management Fund
              Institutional ..........    $ 41,656,855
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $41,656,855) ................      41,656,855
                                          ------------
TOTAL INVESTMENTS
   (Cost $544,070,440)5 .......  95.63%   $527,409,929

OTHER ASSETS IN EXCESS
   OF LIABILITIES .............   4.37      24,113,672
                                ------    ------------
NET ASSETS .................... 100.00%   $551,523,601
                                ======    ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security exempt from registration under rule 144A of the Securities Act of
  1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.
3 Held as collateral by broker for futures contracts.
4 Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2001.
5 Aggregate cost for federal tax purposes is $550,644,939.
The following abbreviations are used in the portfolio description:
CMO  -- Collateralized Mortgage Obligation
COP  -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FHA  -- Federal Housing Administration
FSA  -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RB   -- Revenue Bond

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001


     SHARES SECURITY                                        VALUE

            INVESTMENTS IN UNAFFILIATED ISSUERS
            COMMON STOCKS--30.17%
            AEROSPACE--0.05%
        800 Raytheon Co.--Class B ................    $    23,504
        400 Rockwell International
              Corp. ..............................         14,540
                                                      -----------
                                                           38,044
                                                      -----------
            AGRICULTURE--0.13%
      2,100 Agribrands International,
              Inc. 1 .............................        113,358
                                                      -----------
            BANKS--0.28%
        800 BB&T Corp. ...........................         28,136
      4,600 J.P. Morgan Chase & Co. ..............        206,540
                                                      -----------
                                                          234,676
                                                      -----------
            BASIC MATERIALS--0.59%
        500 Air Products and
              Chemicals, Inc. ....................         19,200
        300 Alcan Aluminum Ltd. ..................         10,800
      2,100 Alcoa, Inc. ..........................         75,495
        300 Allegheny Technologies ...............          5,223
      1,600 Archer-Daniels-Midland Co. ...........         21,040
        900 Barrick Gold Corp. ...................         12,861
        100 Bemis Co., Inc. ......................          3,309
        300 Boise Cascade Corp. ..................          9,420
      1,700 Dow Chemical Co. .....................         53,669
      2,400 Du Pont (E.I.) de Nemours
              & Co. ..............................         97,680
        200 Eastman Chemical Co. .................          9,844
        400 Engelhard Corp. ......................         10,344
        200 FMC Corp. ............................         14,728
        500 Freeport-McMoRan Copper &
              Gold, Inc.--Class B 1 ..............          6,525
        100 Great Lakes Chemical Corp. ...........          3,074
        200 Hercules, Inc. .......................          2,598
        600 Homestake Mining Co. .................          3,156
        400 Inco Ltd. ............................          5,932
        300 International Flavors &
              Fragrances, Inc. ...................          6,618
        100 International Paper Co. ..............          3,608
        400 Louisiana-Pacific Corp. ..............          3,844
        200 Mead Corp. ...........................          5,018
        400 Newmont Mining Corp. .................          6,448
        200 Nucor Corp. ..........................          8,014
        800 Pactiv Corp. 1 .......................          9,688
        100 Phelps Dodge Corp. ...................          4,018
        800 Placer Dome, Inc. ....................          6,920
        100 Potlatch Corp. .......................          3,195
        200 PPG Industries, Inc. .................          9,218
        300 Praxair, Inc. ........................         13,395
        100 Rohm & Haas Co. ......................          3,081
        100 Sigma Aldrich Corp. ..................          4,787
        200 Temple Inland, Inc. ..................          8,850
        500 USX--US Steel Group ..................          7,345

     SHARES SECURITY                                        VALUE

        200 Vulcan Materials Co. .................    $     9,366
        200 Westvaco Corp. .......................          4,846
        200 Willamette Industries, Inc. ..........          9,200
        500 Worthington Industries, Inc. .........          4,650
                                                      -----------
                                                          497,007
                                                      -----------
            BEVERAGES--0.01%
        100 Adolph Coors Co.--Class B ............          6,544
                                                      -----------
            BIOPHARMACEUTICALS--0.03%
        500 Chiron Corp. 1 .......................         21,937
                                                      -----------
            BROADCASTING--0.13%
      4,400 Citadel Communications
              Corp. 1 ............................        109,450
                                                      -----------
            CAPITAL GOODS--2.40%
        400 Allied Waste Industries,
              Inc. ...............................          6,272
        400 American Power Conversion
              Corp. 1 ............................          5,156
      1,975 Boeing Co. ...........................        110,027
        700 Caterpillar, Inc. ....................         31,066
        200 Cooper Industries, Inc. ..............          6,690
        100 Crane Co. ............................          2,605
        300 Cummins Engine Co., Inc. .............         11,262
        300 Danaher Corp. ........................         16,368
        500 Deere & Co. ..........................         18,170
        400 Dover Corp. ..........................         14,336
        100 Eaton Corp. ..........................          6,850
      1,000 Emerson Electric Co. .................         61,960
        500 General Dynamics Corp. ...............         31,370
     22,000 General Electric Co. .................        920,920
        200 Goodrich (B.F.) Co. ..................          7,674
      3,400 Honeywell International,
              Inc. ...............................        138,720
        800 Illinois Tool Works, Inc. ............         45,472
        300 Ingersoll-Rand Co. ...................         11,913
        100 ITT Industries .......................          3,875
        200 Johnson Controls, Inc. ...............         12,492
        900 Lockheed Martin Corp. ................         32,085
        100 Millipore Corp. ......................          4,626
      1,000 Minnesota Mining &
              Manufacturing Co. ..................        103,900
        400 Molex, Inc. ..........................         14,112
        200 National Service
              Industries, Inc. ...................          4,690
        400 Navistar International
              Corp. ..............................          9,120
        200 Northrop Grumman Corp. ...............         17,400
        400 Paccar, Inc. .........................         17,925
        300 Pall Corp. ...........................          6,576
        300 Parker-Hannifin Corp. ................         11,916
        900 Sanmina Corp. 1 ......................         17,606
        200 Sealed Air Corp. .....................          6,666
      1,700 Solectron Corp. ......................         32,317
        200 Textron, Inc. ........................         11,368
        600 Thermo Electron Corp. ................         13,488

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

        500 Timken Co. ...........................    $     7,825
      3,065 Tyco International Ltd. ..............        132,500
      1,100 United Technologies Corp. ............         80,630
      1,500 Waste Management, Inc. ...............         37,050
                                                      -----------
                                                        2,024,998
                                                      -----------
            COMMERCIAL SERVICES--0.02%
        500 Concord EFS, Inc. 1 ..................         20,375
                                                      -----------
            COMMUNICATION SERVICES--2.32%
        400 Alltel Corp. .........................         20,984
     10,500 AOL Time Warner Inc. 1 ...............        421,575
      9,000 AT&T Corp. ...........................        191,700
      4,400 BellSouth Corp. ......................        180,048
        400 Centurytel, Inc. .....................         11,500
        600 Citizen Communications Co. ...........          7,590
      2,600 Global Crossing Ltd. .................         35,074
      1,900 Nextel Communications,
              Inc.--Class A ......................         27,312
      4,300 Qwest Communications
              International, Inc. 1 ..............        150,715
      8,100 SBC Communications, Inc. .............        361,503
      2,200 Sprint Corp. .........................         48,378
      2,300 Sprint PCS Group .....................         43,700
        500 Univision Communications,
              Inc. 1 .............................         19,080
      6,400 Verizon Communications,
              Inc. ...............................        315,520
      6,892 Worldcom, Inc. 1 .....................        128,794
                                                      -----------
                                                        1,963,473
                                                      -----------
            COMPUTER SOFTWARE--0.01%
        900 BroadVision, Inc. 1 ..................          4,809
                                                      -----------
            CONSUMER CYCLICALS--2.68%
        400 American Greetings
              Corp.--Class A .....................          4,240
        600 Autozone, Inc. .......................         16,812
        900 Bed, Bath & Beyond, Inc. .............         22,106
        700 Best Buy, Inc. .......................         25,172
        200 Black & Decker Corp. .................          7,350
        600 Brunswick Corp. ......................         11,778
        100 Carnival Corp.--Class A ..............          2,767
      2,000 Cendant Corp. ........................         29,180
        200 Centex Corp. .........................          8,330
        400 Cintas Corp. .........................         15,768
        500 Circuit City Stores, Inc. ............          5,300
        900 Consolidated Stores Corp. ............          9,045
        500 Convergys Corp. 1 ....................         18,035
        800 Cooper Tire & Rubber Co. .............          9,080
      1,100 Costco Wholesale Corp. ...............         43,175
        300 Dana Corp. ...........................          5,154
      1,400 Delphi Automotive Systems ............         19,838
        300 Dillard Department
              Stores, Inc.--Class A ..............          6,582

     SHARES SECURITY                                        VALUE

        800 Dollar General Corp. .................    $    16,352
        100 Dow Jones & Co., Inc. ................          5,235
        500 Federated Department
              Stores, Inc. .......................         20,775
      4,600 Ford Motor Co. New ...................        129,354
      1,400 Gap, Inc. ............................         33,208
      1,400 General Motors Corp. .................         72,590
        400 Genuine Parts Co. ....................         10,364
        700 Goodyear Tire & Rubber Co. ...........         16,695
      3,700 Harcourt General, Inc. ...............        205,979
        600 Harley-Davidson, Inc. ................         22,770
        500 Harrah's Entertainment,
              Inc. ...............................         14,715
        700 Hasbro, Inc. .........................          9,030
        900 Hilton Hotels Corp. ..................          9,405
      5,500 Home Depot, Inc. .....................        237,050
        400 IMS Health, Inc. .....................          9,960
        500 Interpublic Group of
              Cos., Inc. .........................         17,175
      1,000 J.C. Penney Co., Inc. ................         15,990
        200 KB Homes .............................          6,528
      2,200 Kmart Corp. ..........................         20,680
        100 Knight-Ridder, Inc. ..................          5,371
      1,000 Kohls Corp. ..........................         61,690
        500 Leggett & Platt, Inc. ................          9,615
      1,300 Limited, Inc. ........................         20,436
        400 Liz Claiborne, Inc. ..................         18,820
        200 Lowe's Cos., Inc. ....................         11,690
        500 Marriott International,
              Inc. ...............................         20,590
      1,000 Masco Corp. ..........................         24,140
      1,000 Mattel, Inc. .........................         17,740
        700 May Department Stores Co. ............         24,836
        400 McGraw-Hill Cos., Inc. ...............         23,860
        200 New York Times Co.--Class A ..........          8,194
        600 Newell Rubbermaid,
              Inc.--Class B ......................         15,900
        600 Nike, Inc. ...........................         24,330
        300 Nordstrom, Inc. ......................          4,884
      1,600 Office Depot, Inc. ...................         14,000
        200 Omnicom Group, Inc. ..................         16,576
        200 Pulte Corp. ..........................          8,082
        400 Radioshack Corp. .....................         14,676
        400 Reebok International Ltd. 1 ..........          9,944
      1,100 Sears, Roebuck & Co. .................         38,797
        400 Sherwin-Williams Co. .................         10,192
        100 Snap-On Tools Corp. ..................          2,912
        200 Stanley Works ........................          6,590
      1,000 Staples, Inc. ........................         14,875
        400 Starwood Hotels & Resorts
              Worldwide, Inc. ....................         13,604
      2,100 Target Corp. .........................         75,768
        300 Tiffany & Co. ........................          8,175
        400 TJX Cos., Inc. .......................         12,800
        800 Toys 'R' Us, Inc. ....................         20,080
        300 Tribune Co. ..........................         12,222

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       35
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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

        200 TRW, Inc. ............................    $     6,800
        200 V.F. Corp. ...........................          7,000
        300 Visteon Corp .........................          4,512
     10,698 Wal-Mart Stores, Inc. ................        540,249
        100 Whirlpool Corp. ......................          4,999
                                                      -----------
                                                        2,268,516
                                                      -----------
            CONSUMER STAPLES--3.43%
        200 Albertson's, Inc. ....................          6,364
        100 Alberto-Culver Co.--Class B ..........          3,966
      2,100 Anheuser Busch Cos., Inc. ............         96,453
        500 Avon Products, Inc. ..................         19,995
        107 Brown-Forman Corp.--Class B ..........          6,629
        400 Campbell Soup Co. ....................         11,948
        700 Cardinal Health, Inc. ................         67,725
      1,400 Clear Channel
              Communications, Inc. ...............         76,230
        500 Clorox Co. ...........................         15,725
      5,900 Coca-Cola Co. ........................        266,444
      1,000 Coca-Cola Enterprises, Inc. ..........         17,780
      1,300 Colgate-Palmolive Co. ................         71,838
      2,400 Comcast Corp.--Class A ...............        100,650
      1,300 ConAgra, Inc. ........................         23,712
        900 CVS Corp. ............................         52,641
        700 Darden Restaurants, Inc. .............         16,625
      4,900 Disney (Walt) Co. ....................        140,140
        400 Fortune Brands, Inc. .................         13,760
        600 General Mills, Inc. ..................         25,806
      2,500 Gillette Co. .........................         77,925
        700 H.J. Heinz Co. .......................         28,140
        300 Hershey Foods Corp. ..................         20,796
        400 Kellogg Co. ..........................         10,812
      1,300 Kimberly Clark Corp. .................         88,179
      2,300 Kroger Co. ...........................         59,317
        100 Longs Drug Stores, Inc. ..............          2,956
      2,600 McDonald's Corp. .....................         69,030
        600 McKesson HBOC, Inc. ..................         16,050
      3,394 PepsiCo, Inc. ........................        149,166
      5,500 Philip Morris Cos., Inc. .............        260,975
      2,900 Procter & Gamble Co. .................        181,540
        300 Quaker Oats Co. ......................         29,400
      7,900 Ralston Purina Group .................        246,085
      1,300 Safeway, Inc. ........................         71,695
      1,700 Sara Lee Corp. .......................         36,686
        600 Starbucks Corp. 1 ....................         25,462
        400 SuperValu, Inc. ......................          5,332
      1,900 Sysco Corp. ..........................         50,369
        400 Tricon Global
              Restaurants, Inc. ..................         15,276
        300 Tupperware Corp. .....................          7,158
      1,400 Unilever NV ..........................         73,696
        400 UST, Inc. ............................         12,020
      4,307 Viacom, Inc.--Class B ................        189,379

     SHARES SECURITY                                        VALUE

      2,400 Walgreen Co. .........................    $    97,920
        300 Wendy's International, Inc. ..........          6,696
        400 Winn Dixie Stores, Inc. ..............         11,348
        400 Wrigley (Wm.), Jr. Co. ...............         19,300
                                                      -----------
                                                        2,897,139
                                                      -----------
            DRUGS--0.06%
        500 Forest Laboratories, Inc. 1 ..........         29,620
        500 King Pharmaceuticals, Inc. 1 .........         20,375
                                                      -----------
                                                           49,995
                                                      -----------
            ELECTRICAL--0.05%
        800 Calpine Corp. 1 ......................         44,056
                                                      -----------
            ELECTRICAL EQUIPMENT--0.00%
        300 Power-One, Inc. 1 ....................          4,347
                                                      -----------
            ELECTRONICS--0.28%
        400 Applera Corp.--Applied
              Biosystems Group ...................         11,100
        700 Applied Micro Circuits
              Corp. 1 ............................         11,550
        600 Jabil Circuit, Inc. 1 ................         12,972
      2,000 Litton Industries, Inc. 1 ............        160,660
        600 NiSource Inc. ........................         18,672
        200 Symbol Technologies, Inc. ............          6,980
        100 Thomas & Betts Corp. .................          1,736
        500 Vitesse Semiconductor
              Corp. 1 ............................         11,906
                                                      -----------
                                                          235,576
                                                      -----------
            ENERGY--2.16%
        200 Amerada Hess Corp. ...................         15,624
        800 Anadarko Petroleum Corp. .............         50,224
        300 Apache Corp. .........................         17,283
        100 Ashland, Inc. ........................          3,840
        700 Baker Hughes, Inc. ...................         25,417
        700 Burlington Resources, Inc. ...........         31,325
      1,700 Chevron Corp. ........................        149,260
      1,800 Conoco, Inc.--Class B ................         50,850
        300 Devon Energy Corp. ...................         17,460
      1,200 El Paso Corp. ........................         78,360
      8,400 Exxon Mobil Corp. ....................        680,400
      1,100 Halliburton Co. ......................         40,425
        300 Kerr-McGee Corp. .....................         19,470
        515 Nabors Industries, Inc. 1 ............         26,698
      1,000 Occidental Petroleum Corp. ...........         24,750
        200 Phillips Petroleum Co. ...............         11,010
        500 Rowan Cos., Inc. .....................         13,750
      5,200 Royal Dutch Petroleum Co. ............        288,288
      1,400 Schlumberger Ltd. ....................         80,654
        200 Sunoco, Inc. .........................          6,486
      1,300 Texaco, Inc. .........................         86,320

See Notes to Financial Statements.

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                                       36
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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

        900 Tosco Corp. ..........................    $    38,484
        700 Transocean Sedco .....................         30,345
        500 Unocal Corp. .........................         17,285
        800 USX Marathon Group ...................         21,560
                                                      -----------
                                                        1,825,568
                                                      -----------
            FINANCIALS--4.73%
      1,200 Aflac, Inc. ..........................         33,048
      1,700 Allstate Corp. .......................         71,298
        200 Ambac Financial Group, Inc. ..........         12,686
      3,300 American Express Co. .................        136,290
      1,400 American General Corp. ...............         53,550
      5,600 American International
              Group, Inc. ........................        450,800
      1,200 Amsouth Bancorp ......................         20,172
        500 AON Corp. ............................         17,750
      4,000 Bank of America Corp. ................        219,000
      1,700 Bank of New York Co., Inc. ...........         83,708
      2,200 Bank One Corp. .......................         79,596
        200 Bear Stearns Cos., Inc. ..............          9,148
        400 Capital One Financial Corp. ..........         22,200
      3,300 Charles Schwab Corp. .................         50,886
        500 Charter One Financial, Inc. ..........         14,150
        200 Chubb Corp. ..........................         14,488
        500 CIGNA Corp. ..........................         53,680
        300 Cincinnati Financial Corp. ...........         11,381
      2,100 CIT Group, Inc.--Class A .............         60,648
     12,100 Citigroup Inc. .......................        544,258
        300 Comerica, Inc. .......................         18,450
        800 Conseco, Inc. ........................         12,880
        200 Countrywide Credit
              Industries, Inc. ...................          9,870
        300 Equifax, Inc. ........................          9,375
      2,400 Fannie Mae ...........................        191,040
      1,100 Fifth Third Bancorp ..................         58,781
      1,700 First Union Corp. ....................         56,100
      2,624 Fleet Boston Financial
              Corp. ..............................         99,056
        500 Franklin Resources, Inc. .............         19,555
      1,300 Freddie Mac ..........................         84,279
        292 Golden West Financial Corp. ..........         18,951
        500 Hartford Financial
              Services Group, Inc. ...............         29,500
      1,100 Household International,
              Inc. ...............................         65,164
        900 Huntington Bancshares, Inc. ..........         12,825
        200 Jefferson-Pilot Corp. ................         13,578
      1,200 KeyCorp ..............................         30,960
        800 Lehman Brothers, Inc. ................         50,160
        400 Lincoln National Corp. ...............         16,988
        600 Loews Corp. ..........................         35,646
        700 Marsh and McLennan ...................         66,521
        200 MBIA, Inc. ...........................         16,136
      2,000 MBNA Corp. ...........................         66,200
      1,200 Mellon Financial Corp. ...............         48,624
      1,900 Merrill Lynch & Co., Inc. ............        105,260
        200 MGIC Investment Corp. ................         13,684

     SHARES SECURITY                                        VALUE

      2,400 Morgan Stanley Dean Witter
              Discover & Co. .....................    $   128,400
      1,600 National City Corp. ..................         42,800
        500 Northern Trust Corp. .................         31,250
        100 Old Kent Financial Corp. .............          3,800
        700 PNC Bank Corp. .......................         47,425
        600 Providian Financial Corp. ............         29,430
        500 Regions Financial Corp. ..............         14,219
        400 Safeco ...............................         11,275
        200 St. Paul Cos., Inc. ..................          8,810
        500 State Street Corp. ...................         46,700
        500 Stilwell Financial, Inc. 1 ...........         13,410
        700 Suntrust Banks, Inc. .................         45,360
        700 Synovus Financial Corp. ..............         18,900
        200 T. Rowe Price Group, Inc. ............          6,262
        200 Torchmark Corp. ......................          7,766
      4,551 US Bancorp ...........................        105,572
        400 Union Planters Corp. .................         15,396
        300 USA Education ........................         21,795
        200 Wachovia Corp. .......................         12,050
      1,300 Washington Mutual, Inc. ..............         71,175
      4,100 Wells Fargo Co. ......................        202,827
                                                      -----------
                                                        3,992,942
                                                      -----------
            HEALTH CARE--3.88%
      3,300 Abbott Laboratories ..................        155,727
        300 Allergan, Inc. .......................         22,245
      2,100 ALZA Corp. ...........................         85,050
      3,085 American Home Products Corp. .........        181,244
      2,500 Amgen, Inc. ..........................        150,469
        800 Baxter International, Inc. ...........         75,312
        500 Becton Dickinson & Co. ...............         17,660
        300 Biogen, Inc. .........................         18,994
        400 Biomet, Inc. .........................         15,756
        900 Boston Scientific Corp. ..............         18,162
      4,600 Bristol-Myers Squibb Co. .............        273,240
        100 C.R. Bard, Inc. ......................          4,540
        700 Dynegy, Inc. .........................         35,707
        900 Guidant Corp. ........................         40,491
      1,300 HCA Healthcare Co ....................         52,351
      1,500 HEALTHSOUTH Corp. ....................         19,335
        900 Humana, Inc. 1 .......................          9,432
      2,714 Johnson & Johnson ....................        237,394
      2,800 Lilly (Eli) & Co. ....................        214,648
        600 Manor Care 1 .........................         12,240
        600 Medimmune Inc. 1 .....................         21,525
      2,800 Medtronic, Inc. ......................        128,072
      5,500 Merck & Co., Inc. ....................        417,450
     15,101 Pfizer, Inc. .........................        618,365
      3,085 Pharmacia Corp. ......................        155,391
        500 Quintiles Transnational Corp. ........          9,437
      3,500 Schering-Plough Corp. ................        127,855

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

        300 St. Jude Medical, Inc. ...............    $    16,155
        500 Stryker Corp. ........................         26,125
      1,000 Tenet Healthcare Corp. ...............         44,000
        700 Unitedhealth Group, Inc. .............         41,482
        300 Watson Pharmaceuticals ...............         15,780
        206 Wellpoint Health Networks ............         19,634
                                                      -----------
                                                        3,281,268
                                                      -----------
            HOUSEHOLD FURNISHINGS--0.00%
        100 Maytag Corp. .........................          3,225
                                                      -----------
            HUMAN RESOURCES--0.01%
        500 Robert Half International
              Inc. 1 .............................         11,175
                                                      -----------
            INSURANCE--0.11%
        300 Aetna Inc. 1 .........................         10,776
      1,800 Metlife, Inc. ........................         54,090
        100 Progressive Corp. of Ohio ............          9,705
        500 Unumprovident Corp. ..................         14,610
                                                      -----------
                                                           89,181
                                                      -----------
            OIL-DOMESTIC--0.04%
        400 EOG Resources, Inc. ..................         16,492
        300 Noble Drilling Corp. 1 ...............         13,848
                                                      -----------
                                                           30,340
                                                      -----------
            OIL SERVICE-DOMESTIC--0.01%
        200 Fluor Corp. ..........................          8,900
                                                      -----------
            PRINTING & PUBLISHING--0.03%
        200 Deluxe Corp. .........................          4,734
        300 Donnelley (R.R.) & Sons Co. ..........          7,866
          0 eFunds Corp. 1 .......................              5
        400 Moody's Corp. ........................         11,024
                                                      -----------
                                                           23,629
                                                      -----------
            PROFESSIONAL SERVICES--0.02%
        200 Ecolab, Inc. .........................          8,484
        200 H & R Block, Inc. ....................         10,012
                                                      -----------
                                                           18,496
                                                      -----------
            TECHNOLOGY--5.33%
        200 Adaptec, Inc. ........................          1,734
      2,200 ADC Telecommunications,
              Inc. ...............................         18,700
        500 Adobe Systems, Inc. ..................         17,485
      1,000 Advanced Micro Devices,
              Inc. ...............................         26,540
      1,000 Agilent Technologies 1 ...............         30,730
      1,300 Altera Corp. 1 .......................         27,869
      1,100 Analog Devices, Inc. .................         39,864
        500 Andrew Corp. .........................          7,187
        800 Apple Computer, Inc. .................         17,656

     SHARES SECURITY                                        VALUE

      2,000 Applied Materials, Inc. ..............    $    87,000
      1,500 Automatic Data
              Processing, Inc. ...................         81,570
        700 BMC Software, Inc. ...................         15,050
        600 Broadcom Corp.--Class A 1 ............         17,340
        800 Cabletron Systems, Inc. ..............         10,320
     17,575 Cisco Systems, Inc. ..................        277,905
        400 Citrix Systems, Inc. .................          8,450
      4,100 Compaq Computer Corp. ................         74,620
        300 Computer Associates
              International, Inc. ................          8,160
        500 Computer Sciences Corp. ..............         16,175
        800 Compuware Corp. ......................          7,800
        600 Comverse Technology ..................         35,334
        500 Conexant Systems .....................          4,469
      2,190 Corning, Inc. ........................         45,311
      6,200 Dell Computer Corp. ..................        159,263
        500 Eastman Kodak Co. ....................         19,945
        600 Electronic Data
              Systems Corp. ......................         33,516
      5,400 EMC Corp. ............................        158,760
      1,000 First Data Corp. .....................         59,710
        300 Fiserv, Inc. 1 .......................         13,481
        800 Gateway, Inc. 1 ......................         13,448
      3,900 Hewlett-Packard Co. ..................        121,953
     16,200 Intel Corp. ..........................        426,263
      4,200 International Business
              Machines Corp. .....................        403,956
        490 Intuit Inc. 1 ........................         13,598
      3,300 JDS Uniphase Corp. 1 .................         60,844
        400 KLA-Tencor Corp. .....................         15,750
        300 Lexmark International
            Group, Inc.--Class A .................         13,656
        700 Linear Technology Corp. ..............         28,744
      1,000 LSI Logic Corp. ......................         15,730
      8,000 Lucent Technologies, Inc. ............         79,760
      1,100 Maxim Integrated Products,
              Inc. 1 .............................         45,749
        300 Mercury Interactive Corp. 1 ..........         12,563
      1,700 Micron Technology, Inc. ..............         70,601
     12,800 Microsoft Corp. ......................        700,000
      5,100 Motorola, Inc. .......................         72,726
        800 National Semiconductor
              Corp. ..............................         21,400
        400 NCR Corp. ............................         15,612
        900 Network Appliance, Inc. ..............         15,131
      7,550 Nortel Networks Corp. ................        106,078
      1,400 Novell, Inc. .........................          7,000
        400 Novellus Systems, Inc. 1 .............         16,225
     13,700 Oracle Corp. .........................        205,226
      1,301 Palm, Inc. ...........................         10,937
        600 Parametric Technology Corp. ..........          5,438
      1,100 Paychex, Inc. ........................         40,769
        800 Peoplesoft, Inc. .....................         18,750
        206 Perkinelmer, Inc. ....................         10,805
        300 QLogic Corp. 1 .......................          6,750
      1,800 Qualcomm, Inc. .......................        101,925

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001


     SHARES SECURITY                                        VALUE

        301 Sabre Group Holdings, Inc. ...........    $    13,897
        300 Sapient Corp. 1 ......................          2,156
        600 Scientific-Atlanta, Inc. .............         24,954
      1,200 Siebel Systems, Inc. 1 ...............         32,640
      7,900 Sun Microsystems, Inc. ...............        121,423
        300 Tektronix, Inc. ......................          8,187
      1,100 Tellabs, Inc. ........................         44,756
        400 Teradyne, Inc. .......................         13,200
      3,600 Texas Instruments, Inc. ..............        111,528
        700 Unisys Corp. .........................          9,800
      1,100 Veritas Software Corp. ...............         50,873
        100 W.W. Grainger, Inc. ..................          3,385
      1,600 Xerox Corp. ..........................          9,584
        900 Xilinx, Inc. .........................         31,613
      1,400 Yahoo!, Inc. .........................         22,050
                                                      -----------
                                                        4,499,377
                                                      -----------
            TELECOMMUNICATIONS--0.01%
        591 Avaya Inc. 1 .........................          7,683
                                                      -----------
            TRANSPORTATION--0.27%
        600 AMR Corp. ............................         21,072
      1,000 Burlington Northern
              Santa Fe ...........................         30,380
        500 CSX Corp. ............................         16,850
        400 Delta Air Lines, Inc. ................         15,800
        800 Fedex Corp. ..........................         33,344
      1,200 Norfolk Southern Corp. ...............         20,088
        400 Ryder Systems, Inc. ..................          7,196
      2,200 Southwest Airlines Co. ...............         39,050
        600 Union Pacific Corp. ..................         33,750
        300 US Airways Group, Inc. ...............         10,635
                                                      -----------
                                                          228,165
                                                      -----------
            UTILITIES--0.99%
      1,300 AES Corp. ............................         64,948
        300 Ameren Corp. .........................         12,285
      1,000 American Electric Power Co. ..........         47,000
        400 Cinergy Corp. ........................         13,420
        500 CMS Energy ...........................         14,795
        500 Consolidated Edison, Inc. ............         18,550
        200 Constellation Energy
              Group, Inc. ........................          8,820
        600 Dominion Resources, Inc. .............         38,682
        400 DTE Energy Co. .......................         15,920
      1,700 Duke Power Co. .......................         72,658
        900 Edison International, Inc. ...........         11,376
      1,800 Enron Corp. ..........................        104,580
        700 Entergy Corp. ........................         26,600
        700 FirstEnergy Corp. ....................         19,544
        400 FPL Group, Inc. ......................         24,520
        100 GPU, Inc. ............................          3,249

  PRINCIPAL
    AMOUNT/
     SHARES SECURITY                                        VALUE

        400 Keyspan Energy Corp. .................    $    15,252
        700 Niagara Mohawk Power Corp. ...........         11,830
        100 NICOR, Inc. ..........................          3,727
        100 People's Energy Corp. ................          3,887
      1,200 PG&E Corp. ...........................         14,940
        200 Pinnacle West Capital Corp. ..........          9,174
        615 PPL Corp. ............................         27,035
        500 Public Service Enterprise
              Group, Inc. ........................         21,580
        800 Reliant Energy .......................         36,200
        800 Sempra Energy ........................         18,624
      1,900 Southern Co. .........................         66,671
        600 TXU Corp. ............................         24,792
      1,300 Williams Cos., Inc. ..................         55,705
        900 Xcel Energy ..........................         27,099
                                                      -----------
                                                          833,463
                                                      -----------
            UTILITY-ELECTRIC--0.09%
        100 Allegheny Energy, Inc. ...............          4,626
        800 Exelon Corp. .........................         52,480
        500 Progress Energy, Inc. ................         21,535
                                                      -----------
                                                           78,641
                                                      -----------
            UTILITY-GAS NATURAL
            GAS--0.02%
        300 Kinder Morgan, Inc. ..................         15,960
                                                      -----------
TOTAL COMMON STOCKS
   (Cost $27,554,206) ............................     25,482,313
                                                      -----------

            NON-CONVERTIBLE
            CORPORATE DEBT--11.04%
            AEROSPACE--0.84%
            Raytheon Co.,
 $  720,000    5.70%, 11/1/03 ....................        707,585
                                                      -----------
            BANKS--1.42%
            Bank of America Corp.,
    420,000    7.40%, 1/15/1 1 ...................        441,064
            Barclays Bank Plc,
    153,000    8.55%, 6/15/49 2 ..................        169,040
            First Union Capital II,
    600,000    7.95%, 11/15/29 ...................        585,781
                                                      -----------
                                                        1,195,885
                                                      -----------
            FINANCIALS--0.08%
            Ford Motor Credit Corp.,
     65,000    6.70%, 7/16/04 ....................         66,485
                                                      -----------

See Notes to Financial Statements.

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                                       39
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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            INDUSTRIALS--4.10%
            Air 2 US,
$   739,416   8.027%, 10/1/19 2 ..................    $   787,367
            Archstone Communities:
     75,000   6.37%, 10/15/01 ....................         75,516
    225,000   7.00%, 10/29/01 ....................        227,434
            ERAC USA Finance Co.,
  1,350,000   6.95%, 3/1/04 2 ....................      1,363,777
            Goodyear Tire & Rubber,
    300,000   8.125%, 3/15/03 ....................        302,699
            Merry Land & Investments
              Equity,
    615,000   6.875%, 11/1/04 ....................        628,176
            Prologis Trust,
     80,000   6.70%, 4/15/04 .....................         81,135
                                                      -----------
                                                        3,466,104
                                                      -----------
            INSURANCE--1.87%
            Aflac, Inc.,
    335,000   6.50%, 4/15/09 .....................        334,486
            AXA Financial, Inc.,
    335,000   7.75%, 8/1/10 ......................        367,963
            Farmers Insurance Exchange,
    150,000   8.625%, 5/1/24 2 ...................        152,415
            MIC Financing Trust I,
    270,000   8.375%, 2/1/27 .....................        242,911
            Transamerica Capital III,
    510,000   7.625%, 11/15/37 ...................        486,571
                                                      -----------
                                                        1,584,346
                                                      -----------
            TELECOMMUNICATIONS--1.43%
            Telefonica Europe BV,
    515,000   7.75%, 9/15/10 .....................        539,925
            Worldcom, Inc.,
    640,000   8.00%, 5/15/06 .....................        665,068
                                                      -----------
                                                        1,204,993
                                                      -----------
            UTILITY-ELECTRIC & GAS--1.30%
            Eastern Energy Ltd.,
    560,000   6.75%, 12/1/06 2 ...................        567,436
            Potomac Edison,
     60,000   8.00%, 6/1/24 ......................         60,710
            Sempra Energy,
    475,000   6.95%, 12/1/05 .....................        471,092
                                                      -----------
                                                        1,099,238
                                                      -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $9,035,854) .............................      9,324,636
                                                      -----------

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            ASSET-BACKED SECURITIES--7.32%
            Advanta Mortgage
              Loan Trust,
              Series 2000-2, Class A6,
$   361,000   7.72%, 3/25/15 .....................    $   379,429
            Americredit Automobile
              Receivables Trust,
              Series 2000-A, Class A4,
    580,000   7.29%, 12/12/06 ....................        608,102
            Centex Home Equity,
              Series 2001-A,
              Class A6,
    750,000   6.25%, 4/25/31 .....................        732,780
            Conseco Finance,
              Series 1999-H,
              Class AF5,
    890,000   7.60%, 12/15/29 ....................        923,158
            Conseco Finance,
              Series 2000-B,
              Class AF6,
    690,000   7.80%, 5/15/20 .....................        727,759
            Daimler Chrysler
              Auto Trust,
              Series 2000-C, Class A4,
    343,000   6.85%, 11/6/05 .....................        358,254
            Felco Funding II LLC,
              Series 2000-1,
              Class A4,
    560,000   7.72%, 12/15/05 2 ..................        593,717
            Ford Credit Auto
              Owner Trust,
              Series 2000-F, Class A2,
    225,000   6.56%, 5/17/04 .....................        232,289
            MMCA Automobile Trust,
              Series 2000-2,
              Class A4,
    975,000   6.86%, 6/15/05 .....................      1,015,410
            PSE&G Transition
              Funding LLC,
              Series 2001-1, Class A5,
    595,000   6.45%, 3/15/13 .....................        609,810
                                                      -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $6,020,266) .............................      6,180,708
                                                      -----------

            MORTGAGE BACKED SECURITIES--4.89%
            Bank of America
              Mortgage Securities,
              Series 2000-7, Class A4,
    425,000   7.125%, 12/25/30 ...................        438,290
            Chase Mortgage
              Finance Corp., CMO,
              Series 1998-S6,
              Class A17,
    990,000   6.75%, 10/25/28 ....................        989,061
            GE Capital Mortgage
              Services, Inc., CMO,
              Series 1999-17, Class A4,
    747,932   7.00%, 11/25/07 ....................        769,084

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            Green Point Manufactured Housing,
              Series 1999-5, Class A3,
 $  890,000   7.33%, 8/15/20 .....................    $   932,214
            Norwest Asset Securities
              Corp., CMO,
              Series 1999, Class A4,
    980,000   7.25%, 12/25/29 ....................      1,001,844
                                                      -----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $3,903,635)                                    4,130,493
                                                      -----------

            FOREIGN DEBT--0.46%
            United Mexican States,
    365,000   9.75%, 4/6/05 ......................        390,915
                                                      -----------
TOTAL FOREIGN DEBT
   (Cost $385,641) ...............................        390,915
                                                      -----------

            MUNICIPAL BONDS--5.22%
            Delaware River Port
              Authority, Pennsylvania
              & New Jersey, Port
              Distribution Project,
              RB, Series A, FSA,
    500,000   7.27%, 1/1/07 ......................        537,475
            El Cajon, California,
              Redevelopment Agency,
              El Cajon Redevelopment
              Project, Tax Allocation,
              AMBAC,
    340,000   7.70%, 10/1/30 .....................        340,153
            Harrisburg, Pennsylvania,
              Housing Corp.
              Mortgage Revenue, RB, FHA,
  1,025,000   10.00%, 7/15/24 ....................      1,091,553
            Hillsborough County,
              Florida Fuel Tax
              Revenue, RB, FGIC,
    535,000   6.00%, 12/1/11 .....................        530,426
            Lansing, Michigan,
              Water & Light Water
              Supply Board, Steam &
              Electric Utilities
              System, RB, MBIA,
    605,000   7.30%, 7/1/06 ......................        652,027
            Ross County, Ohio,
              Water Co., Inc.,
              Water Revenue, RB, FGIC,
    445,000   8.25%, 8/1/25 2 ....................        490,083
            Suburban Hospital
              Healthcare Systems,
              Inc., Suburban Rock
               Spring Llc, COP, AMBAC,
    175,000   7.865%, 2/15/27 ....................        186,137
            Virginia State Housing
              Development Authority,
              Multi-Family Housing,
              RB, Series A, MBIA,
    610,000   6.51%, 5/1/19 ......................        584,624
                                                      -----------
TOTAL MUNICIPAL BONDS
   (Cost $4,171,223) .............................      4,412,478
                                                      -----------

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            US GOVERNMENT & AGENCIES--8.03%
            Federal Government
              Loan Mortgage
              Corp., Pool #C00835,
 $1,148,767   6.50%, 7/1/29 ......................    $ 1,146,542
            Federal Home Loan
              Mortgage Corp.,
              Gold Certificate Pool
              #G10390,
  1,770,843   7.00%, 6/1/09 ......................      1,825,770
            Federal National
              Mortgage Association,
              Series 2001-11, Class H,
    585,000   6.00%, 7/18/25 .....................        585,548
            Federal National
              Mortgage Association,
              Pool #190750,
    787,229   7.00%, 3/1/09 ......................        811,417
            Federal National
              Mortgage Association,
              Pool #303981,
    325,782   7.00%, 10/1/09 .....................        335,791
            Federal National
              Mortgage Association,
              Pool #323194,
    701,961   6.361%, 7/1/08 .....................        719,901
            Federal National
              Mortgage Association,
              Pool #382140,
    765,000   7.03%, 12/15/05 ....................        805,777
            Federal National
              Mortgage Association,
              Pool #564318,
    531,107   9.00%, 11/1/30 .....................        553,359
                                                      -----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $6,567,086) .............................      6,784,105
                                                      -----------

            US TREASURY SECURITIES--19.78%
            US Treasury Bill:
     50,000   5.13%, 4/19/01 3,4 .................         49,885
  1,535,000   5.13%, 4/19/01 3,4 .................      1,531,285
  9,000,000   4.47%, 6/14/01 4 ...................      8,923,896
            US Treasury Bond:
  1,338,000   8.125%, 8/15/19 ....................      1,726,535
    766,000   6.125%, 8/15/29 ....................        822,733
            US Treasury Note:
    313,000   6.625%, 3/31/02 ....................        320,422
  1,126,000   5.25%, 5/15/04 .....................      1,152,457
    585,000   5.75%, 11/15/05 ....................        613,427
    822,000   6.125%, 8/15/07 ....................        880,118
    649,000   6.00%, 8/15/09 .....................        693,289
                                                      -----------
TOTAL US TREASURY SECURITIES
   (Cost $16,510,645) ............................     16,714,047
                                                      -----------
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS
   (Cost $74,148,556) ............................     73,419,695
                                                      -----------

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

            INVESTMENTS IN AFFILIATED
            INVESTMENT COMPANIES
            MUTUAL FUND--8.73%
 7,371,483  Cash Management Fund
              Institutional ......................    $ 7,371,483
                                                      -----------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $7,371,483) .............................      7,371,483
                                                      -----------
TOTAL INVESTMENTS
   (Cost $81,520,039)5 ....................  95.64%   $80,791,178

OTHER ASSETS IN EXCESS
   OF LIABILITIES .........................   4.36      3,683,199
                                            ------    -----------
NET ASSETS ................................ 100.00%    84,474,377
                                            ======    ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security exempt from registration under rule 144A of the Securities Act of
  1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.
3 Held as collateral by broker for futures contracts.
4 Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2001.
5 Aggregate cost for federal tax purposes is $82,134,336.
The following abbreviations are used in the portfolio description:
AMBAC -- American Municipal Bond Assurance Corporation
CMO   -- Collateralized Mortgage Obligation
COP   -- Certificate of Participation
FHA   -- Federal Housing Administration
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
MBIA  -- Municipal Bond Investors Assurance
RB    -- Revenue Bond

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

            INVESTMENTS IN UNAFFILIATED ISSUERS
            COMMON STOCKS--11.51%
            AEROSPACE--0.02%
        106 Raytheon Co.--Class B ................    $     3,114
         54 Rockwell International Corp. .........          1,963
                                                      -----------
                                                            5,077
                                                      -----------
            AGRICULTURE--0.04%
        200 Agribrands International,
              Inc. 1 .............................         10,796
                                                      -----------
            BANKS--0.11%
        121 BB&T Corp. ...........................          4,256
        633 J.P. Morgan Chase & Co. ..............         28,422
                                                      -----------
                                                           32,678
                                                      -----------
            BASIC MATERIALS--0.23%
         68 Air Products and
              Chemicals, Inc. ....................          2,611
         50 Alcan Aluminum Ltd. ..................          1,800
        284 Alcoa, Inc. ..........................         10,210
         26 Allegheny Technologies ...............            453
          2 Arch Coal, Inc. ......................             60
        193 Archer-Daniels-Midland Co. ...........          2,538
        120 Barrick Gold Corp. ...................          1,715
         15 Bemis Co., Inc. ......................            496
         53 Boise Cascade Corp. ..................          1,664
        223 Dow Chemical Co. .....................          7,040
        328 Du Pont (E.I.) de Nemours
              & Co. ..............................         13,350
         23 Eastman Chemical Co. .................          1,132
         63 Engelhard Corp. ......................          1,629
         27 FMC Corp. ............................          1,988
         62 Freeport-McMoRan Copper &
              Gold, Inc.--Class B 1 ..............            809
          5 Great Lakes Chemical Corp. ...........            154
         35 Hercules, Inc. .......................            455
         86 Homestake Mining Co. .................            452
         54 Inco Ltd. ............................            801
         52 International Flavors &
              Fragrances, Inc. ...................          1,147
         17 International Paper Co. ..............            613
         30 Louisiana-Pacific Corp. ..............            288
         17 Mead Corp. ...........................            427
         56 Newmont Mining Corp. .................            903
         29 Nucor Corp. ..........................          1,162
        112 Pactiv Corp. 1 .......................          1,356
         12 Phelps Dodge Corp. ...................            482
        100 Placer Dome, Inc. ....................            865
          9 Potlatch Corp. .......................            288
         29 PPG Industries, Inc. .................          1,337
         38 Praxair, Inc. ........................          1,697
         18 Rohm & Haas Co. ......................            555
         11 Sigma Aldrich Corp. ..................            527
         39 Temple Inland, Inc. ..................          1,726

     SHARES SECURITY                                        VALUE

         96 USX--US Steel Group ..................    $     1,410
         22 Vulcan Materials Co. .................          1,030
         31 Westvaco Corp. .......................            751
         23 Willamette Industries, Inc. ..........          1,058
         74 Worthington Industries, Inc. .........            688
                                                      -----------
                                                           67,667
                                                      -----------
            BEVERAGES--0.00%
          9 Adolph Coors Co.--Class B ............            589
                                                      -----------
            BIOPHARMACEUTICALS--0.01%
         80 Chiron Corp. 1 .......................          3,510
                                                      -----------
            BROADCASTING--0.04%
        500 Citadel Communications
              Corp. 1 ............................         12,437
                                                      -----------
            CAPITAL GOODS--0.92%
         61 Allied Waste Industries,
              Inc. ...............................            956
         60 American Power Conversion
              Corp. 1 ............................            773
          9 Avery Dennison Corp. .................            468
        263 Boeing Co. ...........................         14,652
        107 Caterpillar, Inc. ....................          4,749
         37 Cooper Industries, Inc. ..............          1,238
          4 Crane Co. ............................            104
         49 Cummins Engine Co., Inc. .............          1,839
         36 Danaher Corp. ........................          1,964
         61 Deere & Co. ..........................          2,217
         62 Dover Corp. ..........................          2,222
         18 Eaton Corp. ..........................          1,233
        139 Emerson Electric Co. .................          8,612
         76 General Dynamics Corp. ...............          4,768
      3,020 General Electric Co. .................        126,417
         28 Goodrich (B.F.) Co. ..................          1,074
        460 Honeywell International,
              Inc. ...............................         18,768
         95 Illinois Tool Works, Inc. ............          5,400
         35 Ingersoll-Rand Co. ...................          1,390
         18 ITT Industries .......................            697
         20 Johnson Controls, Inc. ...............          1,249
        132 Lockheed Martin Corp. ................          4,706
          6 Millipore Corp. ......................            278
        129 Minnesota Mining &
              Manufacturing Co. ..................         13,403
         52 Molex, Inc. ..........................          1,835
         13 National Service
              Industries, Inc. ...................            305
         46 Navistar International
              Corp. ..............................          1,049
         16 Northrop Grumman Corp. ...............          1,392
         59 Paccar, Inc. .........................          2,644
         38 Pall Corp. ...........................            833
         45 Parker-Hannifin Corp. ................          1,787
        124 Sanmina Corp. 1 ......................          2,426
         25 Sealed Air Corp. .....................            833
        228 Solectron Corp. ......................          4,334
         26 Textron, Inc. ........................          1,478

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

         91 Thermo Electron Corp. ................    $     2,046
         72 Timken Co. ...........................          1,127
        431 Tyco International Ltd. ..............         18,632
        154 United Technologies Corp. ............         11,288
        207 Waste Management, Inc. ...............          5,113
                                                      -----------
                                                          276,299
                                                      -----------
            COMMERCIAL SERVICES--0.01%
         75 Concord EFS, Inc. 1 ..................          3,056
                                                      -----------
            COMMUNICATION SERVICES--0.90%
         59 Alltel Corp. .........................          3,095
      1,430 AOL Time Warner Inc. 1 ...............         57,394
      1,230 AT&T Corp. ...........................         26,199
        604 BellSouth Corp. ......................         24,716
         65 Centurytel, Inc. .....................          1,869
         80 Citizen Communications Co. ...........          1,012
        354 Global Crossing Ltd. .................          4,775
        265 Nextel Communications,
              Inc.--Class A ......................          3,809
        583 Qwest Communications
              International, Inc. 1 ..............         20,434
      1,106 SBC Communications, Inc. .............         49,361
        297 Sprint Corp. .........................          6,531
        336 Sprint PCS Group .....................          6,384
         80 Univision Communications,
              Inc. 1 .............................          3,053
        883 Verizon Communications ...............         43,532
        947 Worldcom, Inc. 1 .....................         17,697
                                                      -----------
                                                          269,861
                                                      -----------
            COMPUTER SOFTWARE--0.00%
        118 BroadVision, Inc. 1 ..................            631
                                                      -----------
            CONSUMER CYCLICALS--1.02%
         60 American Greetings Corp.--
              Class A ............................            636
         78 Autozone, Inc. .......................          2,186
        130 Bed, Bath & Beyond, Inc. .............          3,193
         97 Best Buy, Inc. .......................          3,488
         16 Black & Decker Corp. .................            588
         86 Brunswick Corp. ......................          1,688
        266 Cendant Corp. ........................          3,881
         22 Centex Corp. .........................            916
         53 Cintas Corp. .........................          2,089
         63 Circuit City Stores, Inc. ............            668
        154 Consolidated Stores Corp. ............          1,548
         63 Convergys Corp. 1 ....................          2,272
         98 Cooper Tire & Rubber Co. .............          1,112
        150 Costco Wholesale Corp. ...............          5,887
         49 Dana Corp. ...........................            842
        170 Delphi Automotive Systems ............          2,409
         36 Dillard Department Stores,
              Inc.--Class A ......................            790
         99 Dollar General Corp. .................          2,024
         12 Dow Jones & Co., Inc. ................            628
         64 Federated Department
              Stores, Inc. .......................          2,659
        633 Ford Motor Co. New ...................         17,801

     SHARES SECURITY                                        VALUE

        181 Gap, Inc. ............................    $     4,293
        193 General Motors Corp. .................         10,007
         53 Genuine Parts Co. ....................          1,373
        107 Goodyear Tire & Rubber Co. ...........          2,552
        443 Harcourt General, Inc. ...............         24,662
         85 Harley-Davidson, Inc. ................          3,226
         75 Harrah's Entertainment,
              Inc. ...............................          2,207
         96 Hasbro, Inc. .........................          1,238
        112 Hilton Hotels Corp. ..................          1,170
        752 Home Depot, Inc. .....................         32,411
         58 IMS Health, Inc. .....................          1,444
         75 Interpublic Group of
              Cos., Inc. .........................          2,576
        152 J.C. Penney Co., Inc. ................          2,430
         48 KB Homes .............................          1,567
        263 Kmart Corp. ..........................          2,472
         15 Knight-Ridder, Inc. ..................            806
        126 Kohls Corp. ..........................          7,773
         65 Leggett & Platt, Inc. ................          1,250
        181 Limited, Inc. ........................          2,845
         60 Liz Claiborne, Inc. ..................          2,823
         26 Lowe's Cos., Inc. ....................          1,520
         64 Marriott International,
              Inc. ...............................          2,636
        141 Masco Corp. ..........................          3,404
        129 Mattel, Inc. .........................          2,288
         88 May Department Stores Co. ............          3,122
         60 McGraw-Hill Cos., Inc. ...............          3,579
         31 New York Times Co.--
              Class A ............................          1,270
         81 Newell Rubbermaid, Inc. ..............          2,146
         76 Nike, Inc. ...........................          3,082
         41 Nordstrom, Inc. ......................            667
        219 Office Depot, Inc. ...................          1,916
         31 Omnicom Group, Inc. ..................          2,569
         28 Pulte Corp. ..........................          1,131
         48 Radioshack Corp. .....................          1,761
         69 Reebok International Ltd. 1 ..........          1,715
        131 Sears, Roebuck & Co. .................          4,620
         50 Sherwin-Williams Co. .................          1,274
          9 Snap-On Tools Corp. ..................            262
         27 Stanley Works ........................            890
        141 Staples, Inc. ........................          2,097
         53 Starwood Hotels & Resorts
              Worldwide, Inc. ....................          1,803
        294 Target Corp. .........................         10,608
         46 Tiffany & Co. ........................          1,253
         53 TJX Cos., Inc. .......................          1,696
        134 Toys 'R' Us, Inc. ....................          3,363
         44 Tribune Co. ..........................          1,793
         30 TRW, Inc. ............................          1,020
         31 V.F. Corp. ...........................          1,085
         39 Visteon Corp .........................            587
      1,460 Wal-Mart Stores, Inc. ................         73,730
         20 Whirlpool Corp. ......................          1,000
                                                      -----------
                                                          306,317
                                                      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

            CONSUMER STAPLES--1.30%
          2 Alberto-Culver Co.--
              Class B ............................    $        79
         33 Albertson's, Inc. ....................          1,050
        289 Anheuser Busch Cos., Inc. ............         13,274
         72 Avon Products, Inc. ..................          2,879
         14 Brown-Forman Corp.--
              Class B ............................            867
         61 Campbell Soup Co. ....................          1,822
         90 Cardinal Health, Inc. ................          8,707
        196 Clear Channel
              Communications, Inc. ...............         10,672
         69 Clorox Co. ...........................          2,170
        805 Coca-Cola Co. ........................         36,354
        129 Coca-Cola Enterprises, Inc. ..........          2,294
        170 Colgate-Palmolive Co. ................          9,394
        335 Comcast Corp.--Class A ...............         14,049
        176 ConAgra, Inc. ........................          3,210
        115 CVS Corp. ............................          6,726
        120 Darden Restaurants, Inc. .............          2,850
        673 Disney (Walt) Co. ....................         19,248
         49 Fortune Brands, Inc. .................          1,686
         88 General Mills, Inc. ..................          3,785
          3 General Motors Corp.--
              Class H
              (Hughes Electronics) 1 .............             58
        332 Gillette Co. .........................         10,348
        107 H.J. Heinz Co. .......................          4,301
         34 Hershey Foods Corp. ..................          2,357
         59 Kellogg Co. ..........................          1,595
        171 Kimberly Clark Corp. .................         11,599
        312 Kroger Co. ...........................          8,046
         13 Longs Drug Stores, Inc. ..............            384
        363 McDonald's Corp. .....................          9,638
         83 McKesson HBOC, Inc. ..................          2,220
        466 PepsiCo, Inc. ........................         20,481
        741 Philip Morris Cos., Inc. .............         35,160
        383 Procter & Gamble Co. .................         23,976
         39 Quaker Oats Co. ......................          3,822
        992 Ralston Purina Group .................         30,901
        179 Safeway, Inc. ........................          9,872
        236 Sara Lee Corp. .......................          5,093
         79 Starbucks Corp. 1 ....................          3,353
         39 SuperValu, Inc. ......................            520
        255 Sysco Corp. ..........................          6,760
         57 Tricon Global Restaurants,
              Inc. ...............................          2,177
         56 Tupperware Corp. .....................          1,336
        187 Unilever NV ..........................          9,844
         53 UST, Inc. ............................          1,593
        585 Viacom, Inc.--Class B ................         25,722
        326 Walgreen Co. .........................         13,301
         34 Wendy's International, Inc. ..........            759
         43 Winn Dixie Stores, Inc. ..............          1,220
         64 Wrigley (Wm.), Jr. Co. ...............          3,088
                                                      -----------
                                                          390,640
                                                      -----------

     SHARES SECURITY                                        VALUE

            DRUGS--0.02%
         70 Forest Laboratories, Inc. 1 ..........    $     4,147
         75 King Pharmaceuticals, Inc. 1 .........          3,056
                                                      -----------
                                                            7,203
                                                      -----------
            ELECTRICAL--0.02%
        106 Calpine Corp. 1 ......................          5,837
                                                      -----------
            ELECTRICAL EQUIPMENT--0.00%
         37 Power-One, Inc. 1 ....................            536
                                                      -----------
            ELECTRONICS--0.11%
         61 Applera Corp.--Applied
              Biosystems Group ...................          1,693
        115 Applied Micro Circuits
              Corp. 1 ............................          1,897
         80 Jabil Circuit, Inc. 1 ................          1,730
        300 Litton Industries, Inc. 1 ............         24,099
         76 NiSource Inc. ........................          2,365
         27 Symbol Technologies, Inc. ............            942
         65 Vitesse Semiconductor
              Corp. 1 ............................          1,548
                                                      -----------
                                                           34,274
                                                      -----------
            ENERGY--0.82%
         31 Amerada Hess Corp. ...................          2,422
        106 Anadarko Petroleum Corp. .............          6,655
         36 Apache Corp. .........................          2,074
          9 Ashland, Inc. ........................            346
        102 Baker Hughes, Inc. ...................          3,704
         96 Burlington Resources, Inc. ...........          4,296
        225 Chevron Corp. ........................         19,755
        243 Conoco, Inc.--Class B ................          6,865
         46 Devon Energy Corp. ...................          2,677
        153 El Paso Corp. ........................          9,991
      1,141 Exxon Mobil Corp. ....................         92,421
        139 Halliburton Co. ......................          5,108
         48 Kerr-McGee Corp. .....................          3,115
         63 Nabors Industries, Inc. 1 ............          3,266
        144 Occidental Petroleum Corp. ...........          3,564
         26 Phillips Petroleum Co. ...............          1,431
         73 Rowan Cos., Inc. .....................          2,007
        697 Royal Dutch Petroleum Co. ............         38,642
        184 Schlumberger Ltd. ....................         10,600
         27 Sunoco, Inc. .........................            876
        172 Texaco, Inc. .........................         11,421
        131 Tosco Corp. ..........................          5,602
         95 Transocean Sedco .....................          4,118
         63 Unocal Corp. .........................          2,178
        121 USX Marathon Group ...................          3,261
                                                      -----------
                                                          246,395
                                                      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

            FINANCIALS--1.79%
        164 Aflac, Inc. ..........................    $     4,517
        238 Allstate Corp. .......................          9,982
         39 Ambac Financial Group, Inc. ..........          2,474
        447 American Express Co. .................         18,461
        154 American General Corp. ...............          5,890
        764 American International
              Group, Inc. ........................         61,502
        164 Amsouth Bancorp ......................          2,757
         66 AON Corp. ............................          2,343
        545 Bank of America Corp. ................         29,839
        243 Bank of New York Co., Inc. ...........         11,965
        305 Bank One Corp. .......................         11,035
         28 Bear Stearns Cos., Inc. ..............          1,281
         61 Capital One Financial Corp. ..........          3,385
        453 Charles Schwab Corp. .................          6,985
         82 Charter One Financial, Inc. ..........          2,321
         29 Chubb Corp. ..........................          2,101
         48 CIGNA Corp. ..........................          5,153
         38 Cincinnati Financial Corp. ...........          1,442
        280 CIT Group, Inc.--Class A .............          8,086
      1,657 Citigroup Inc. .......................         74,532
         50 Comerica, Inc. .......................          3,075
        100 Conseco, Inc. ........................          1,610
         31 Countrywide Credit
              Industries, Inc. ...................          1,530
         34 Equifax, Inc. ........................          1,062
        326 Fannie Mae ...........................         25,950
        141 Fifth Third Bancorp ..................          7,535
        226 First Union Corp. ....................          7,458
        320 Fleet Boston Financial
              Corp. ..............................         12,080
         68 Franklin Resources, Inc. .............          2,659
        175 Freddie Mac ..........................         11,345
         47 Golden West Financial Corp. ..........          3,050
         64 Hartford Financial
              Services Group, Inc. ...............          3,776
        143 Household International,
              Inc. ...............................          8,471
        124 Huntington Bancshares, Inc. ..........          1,767
         30 Jefferson-Pilot Corp. ................          2,037
        175 KeyCorp ..............................          4,515
         96 Lehman Brothers, Inc. ................          6,019
         59 Lincoln National Corp. ...............          2,506
         68 Loews Corp. ..........................          4,040
         86 Marsh and McLennan ...................          8,173
         29 MBIA, Inc. ...........................          2,340
        278 MBNA Corp. ...........................          9,202
        147 Mellon Financial Corp. ...............          5,956
        263 Merrill Lynch & Co., Inc. ............         14,570
         31 MGIC Investment Corp. ................          2,121
        331 Morgan Stanley Dean
              Witter Discover & Co. ..............         17,708
        220 National City Corp. ..................          5,885
         65 Northern Trust Corp. .................          4,062
         20 Old Kent Financial Corp. .............            760
         91 PNC Bank Corp. .......................          6,165
         90 Providian Financial Corp. ............          4,414

     SHARES SECURITY                                        VALUE

         65 Regions Financial Corp. ..............    $     1,848
         69 Safeco ...............................          1,945
         35 St. Paul Cos., Inc. ..................          1,542
         51 State Street Corp. ...................          4,763
         58 Stilwell Financial Inc. 1 ............          1,556
         86 Suntrust Banks, Inc. .................          5,573
         93 Synovus Financial Corp. ..............          2,511
         27 T. Rowe Price Group Inc. .............            845
         31 Torchmark Corp. ......................          1,204
        625 US Bancorp ...........................         14,500
         63 Union Planters Corp. .................          2,425
         48 USA Education ........................          3,487
         25 Wachovia Corp. .......................          1,506
        176 Washington Mutual, Inc. ..............          9,636
        555 Wells Fargo Co. ......................         27,456
                                                      -----------
                                                          538,689
                                                      -----------
            HEALTH CARE--1.49%
        451 Abbott Laboratories ..................         21,283
         41 Allergan, Inc. .......................          3,040
        306 ALZA Corp. ...........................         12,393
        423 American Home Products
              Corp. ..............................         24,851
        351 Amgen, Inc. ..........................         21,126
         11 Bausch & Lomb, Inc. ..................            502
         91 Baxter International, Inc. ...........          8,567
         77 Becton Dickinson & Co. ...............          2,720
         46 Biogen, Inc. .........................          2,912
         62 Biomet, Inc. .........................          2,442
        122 Boston Scientific Corp. ..............          2,462
        625 Bristol-Myers Squibb Co. .............         37,125
          4 C.R. Bard, Inc. ......................            182
         92 Dynegy, Inc. .........................          4,693
        118 Guidant Corp. ........................          5,309
        178 HCA Healthcare Co ....................          7,168
        209 HEALTHSOUTH Corp. ....................          2,694
        112 Humana, Inc. 1 .......................          1,174
        356 Johnson & Johnson ....................         31,139
        366 Lilly (Eli) & Co. ....................         28,058
         86 Manor Care 1 .........................          1,754
         92 Medimmune Inc. 1 .....................          3,301
        387 Medtronic, Inc. ......................         17,701
        750 Merck & Co., Inc. ....................         56,925
      2,063 Pfizer, Inc. .........................         84,480
        422 Pharmacia Corp. ......................         21,256
         78 Quintiles Transnational Corp. ........          1,472
        471 Schering-Plough Corp. ................         17,206
         41 St. Jude Medical, Inc. ...............          2,208
         67 Stryker Corp. ........................          3,501
        139 Tenet Healthcare Corp. ...............          6,116
        100 Unitedhealth Group, Inc. .............          5,926
         48 Watson Pharmaceuticals ...............          2,525
         28 Wellpoint Health Networks ............          2,669
                                                      -----------
                                                          446,880
                                                      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

     SHARES SECURITY                                        VALUE

            HOUSEHOLD FURNISHINGS--0.00%
         20 Maytag Corp. .........................    $       645
                                                      -----------
            HUMAN RESOURCES--0.00%
         53 Robert Half International
              Inc. 1 .............................          1,185
                                                      -----------
            INSURANCE--0.04%
         34 Aetna Inc. 1 .........................          1,221
        251 Metlife, Inc. ........................          7,543
         16 Progressive Corp. of Ohio ............          1,553
         75 Unumprovident Corp. ..................          2,192
                                                      -----------
                                                           12,509
                                                      -----------
            OIL-DOMESTIC--0.01%
         52 EOG Resources, Inc. ..................          2,144
         43 Noble Drilling Corp. 1 ...............          1,985
                                                      -----------
                                                            4,129
                                                      -----------
            OIL SERVICE-DOMESTIC--0.00%
         27 Fluor Corp. ..........................          1,202
                                                      -----------
            PRINTING & PUBLISHING--0.01%
         23 Deluxe Corp. .........................            544
         36 Donnelley (R.R.) & Sons Co. ..........            944
         43 Moody's Corp. ........................          1,185
                                                      -----------
                                                            2,673
                                                      -----------
            PROFESSIONAL SERVICES--0.01%
         25 Ecolab, Inc. .........................          1,061
         25 H & R Block, Inc. ....................          1,251
                                                      -----------
                                                            2,312
                                                      -----------
            TECHNOLOGY--2.05%
         31 Adaptec, Inc. ........................            269
        316 ADC Telecommunications,
              Inc. ...............................          2,686
         75 Adobe Systems, Inc. ..................          2,623
        142 Advanced Micro Devices,
              Inc. ...............................          3,769
        137 Agilent Technologies 1 ...............          4,210
        152 Altera Corp. 1 .......................          3,259
        140 Analog Devices, Inc. .................          5,074
         59 Andrew Corp. .........................            848
        122 Apple Computer, Inc. .................          2,693
        278 Applied Materials, Inc. ..............         12,093
         12 Autodesk, Inc. .......................            367
        208 Automatic Data Processing,
              Inc. ...............................         11,311
         96 BMC Software, Inc. ...................          2,064
         85 Broadcom Corp.--Class A 1 ............          2,457
        122 Cabletron Systems, Inc. ..............          1,574
      2,407 Cisco Systems, Inc. ..................         38,061
         56 Citrix Systems, Inc. .................          1,183
        564 Compaq Computer Corp. ................         10,265
         50 Computer Associates
              International, Inc. ................          1,360
         74 Computer Sciences Corp. ..............          2,394
        109 Compuware Corp. ......................          1,063
         61 Comverse Technology ..................          3,592
         95 Conexant Systems .....................            849

     SHARES SECURITY                                        VALUE

        307 Corning, Inc. ........................    $     6,352
        847 Dell Computer Corp. ..................         21,757
         74 Eastman Kodak Co. ....................          2,952
         80 Electronic Data Systems Corp. ........          4,469
        731 EMC Corp. ............................         21,491
        125 First Data Corp. .....................          7,464
         50 Fiserv, Inc. 1 .......................          2,247
        115 Gateway, Inc. 1 ......................          1,933
        532 Hewlett-Packard Co. ..................         16,636
      2,216 Intel Corp. ..........................         58,309
        574 International Business
              Machines Corp. .....................         55,207
         64 Intuit Inc. 1 ........................          1,776
        439 JDS Uniphase Corp. 1 .................          8,094
         59 KLA-Tencor Corp. .....................          2,323
         38 Lexmark International
              Group, Inc.--Class A ...............          1,730
         94 Linear Technology Corp. ..............          3,860
        156 LSI Logic Corp. ......................          2,454
      1,127 Lucent Technologies, Inc. ............         11,236
        102 Maxim Integrated Products,
              Inc. 1 .............................          4,242
         39 Mercury Interactive Corp. 1 ..........          1,633
        224 Micron Technology, Inc. ..............          9,303
      1,754 Microsoft Corp. ......................         95,922
        730 Motorola, Inc. .......................         10,410
        125 National Semiconductor
              Corp. ..............................          3,344
         56 NCR Corp. ............................          2,186
        127 Network Appliance, Inc. ..............          2,135
      1,038 Nortel Networks Corp. ................         14,584
        229 Novell, Inc. .........................          1,145
         54 Novellus Systems, Inc. 1 .............          2,190
      1,885 Oracle Corp. .........................         28,237
        174 Palm, Inc. ...........................          1,463
         84 Parametric Technology Corp. ..........            761
        141 Paychex, Inc. ........................          5,226
        109 Peoplesoft, Inc. .....................          2,555
         25 Perkinelmer, Inc. ....................          1,311
         37 QLogic Corp. 1 .......................            833
        249 Qualcomm, Inc. .......................         14,100
         42 Sabre Group Holdings, Inc. ...........          1,939
         53 Sapient Corp. 1 ......................            381
         90 Scientific-Atlanta, Inc. .............          3,743
        163 Siebel Systems, Inc. 1 ...............          4,434
      1,080 Sun Microsystems, Inc. ...............         16,600
         43 Tektronix, Inc. ......................          1,173
        152 Tellabs, Inc. ........................          6,185
         53 Teradyne, Inc. .......................          1,749
        495 Texas Instruments, Inc. ..............         15,335
        113 Unisys Corp. .........................          1,582
        139 Veritas Software Corp. ...............          6,443
         20 W.W. Grainger, Inc. ..................            677
        200 Xerox Corp. ..........................          1,198
        129 Xilinx, Inc. .........................          4,531
        199 Yahoo!, Inc. .........................          3,134
                                                      -----------
                                                          615,038
                                                      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001


     SHARES SECURITY                                        VALUE
            TELECOMMUNICATIONS--0.00%
         78 Avaya Inc. 1 .........................    $     1,014
                                                      -----------
            TRANSPORTATION--0.11%
         76 AMR Corp. ............................          2,669
        141 Burlington Northern
              Santa Fe ...........................          4,284
         65 CSX Corp. ............................          2,191
         60 Delta Air Lines, Inc. ................          2,370
        110 Fedex Corp. ..........................          4,585
        168 Norfolk Southern Corp. ...............          2,812
         65 Ryder Systems, Inc. ..................          1,169
        303 Southwest Airlines Co. ...............          5,378
         82 Union Pacific Corp. ..................          4,613
         43 US Airways Group, Inc. ...............          1,524
                                                      -----------
                                                           31,595
                                                      -----------
            UTILITIES--0.39%
        169 AES Corp. ............................          8,443
         41 Ameren Corp. .........................          1,679
        127 American Electric Power Co. ..........          5,969
         49 Cinergy Corp. ........................          1,644
         63 CMS Energy ...........................          1,864
         70 Consolidated Edison, Inc. ............          2,597
         27 Constellation Energy
              Group, Inc. ........................          1,191
         92 Dominion Resources, Inc. .............          5,931
         62 DTE Energy Co. .......................          2,468
        237 Duke Power Co. .......................         10,129
        133 Edison International, Inc. ...........          1,681
        242 Enron Corp. ..........................         14,060
         96 Entergy Corp. ........................          3,648
        118 FirstEnergy Corp. ....................          3,295
         54 FPL Group, Inc. ......................          3,310
         17 GPU, Inc. ............................            552
         60 Keyspan Energy Corp. .................          2,288
        116 Niagara Mohawk Power Corp. ...........          1,960
         14 NICOR, Inc. ..........................            522
         20 People's Energy Corp. ................            777
        140 PG&E Corp. ...........................          1,743
         22 Pinnacle West Capital Corp. ..........          1,009
         86 PPL Corp. ............................          3,781
         65 Public Service Enterprise
              Group, Inc. ........................          2,805
        125 Reliant Energy .......................          5,656
        116 Sempra Energy ........................          2,700
        259 Southern Co. .........................          9,088
         93 TXU Corp. ............................          3,843
        176 Williams Cos., Inc. ..................          7,542
        121 Xcel Energy ..........................          3,643
                                                      -----------
                                                          115,818
                                                      -----------
            UTILITY-ELECTRIC--0.03%
         19 Allegheny Energy, Inc. ...............            879
         98 Exelon Corp. .........................          6,429
         77 Progress Energy, Inc. ................          3,316
                                                      -----------
                                                           10,624
                                                      -----------

  PRINCIPAL
    AMOUNT/
     SHARES SECURITY                                        VALUE

            UTILITY-GAS NATURAL GAS--0.01%
         32 Kinder Morgan, Inc. ..................    $     1,702
                                                      -----------
TOTAL COMMON STOCKS
   (Cost $3,813,368) .............................      3,459,818
                                                      -----------

            NON-CONVERTIBLE
            CORPORATE DEBT--13.00%
            AEROSPACE--1.14%
            Raytheon Co.,
 $  350,000   5.70%, 11/1/03 .....................        343,965
                                                      -----------
            BANKS--1.48%
            Bank of America Corp.,
    155,000   7.40%, 1/15/11 .....................        162,774
            Barclays Bank Plc,
     52,000   8.55%, 6/15/49 2 ...................         57,452
            First Union Capital II,
    230,000   7.95%, 11/15/29 ....................        224,549
                                                      -----------
                                                          444,775
                                                      -----------
            FINANCIALS--0.56%
            Ford Motor Credit Corp.,
    165,000   6.70%, 7/16/04 .....................        168,770
                                                      -----------
            INDUSTRIALS--4.51%
            Air 2 US,
    200,768   8.027%, 10/1/19 2 ..................        213,788
            Archstone Communities:
     35,000   6.37%, 10/15/01 ....................         35,241
    110,000   7.00%, 10/29/01 ....................        111,190
            ERAC USA Finance Co.:
    310,000   6.95%, 3/1/04 2 ....................        313,164
    215,000   8.25%, 5/1/05 2 ....................        224,077
            Goodyear Tire & Rubber,
    115,000   8.125%, 3/15/03 ....................        116,035
            Merry Land & Investments
              Equity,
    285,000   6.875%, 11/1/04 ....................        291,106
            Prologis Trust,
     50,000   6.70%, 4/15/04 .....................         50,709
                                                      -----------
                                                        1,355,310
                                                      -----------
            INSURANCE--2.40%
            Aflac, Inc.,
     80,000   6.50%, 4/15/09 .....................         79,877
            Allstate Corp.,
    125,000   7.20%, 12/1/09 .....................        132,063
            AXA Financial, Inc.,
    110,000   7.75%, 8/1/10 ......................        120,824
            Farmers Insurance Exchange,
    115,000   8.625%, 5/1/24 2 ...................        116,851

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            MIC Financing Trust I,
 $  100,000   8.375%, 2/1/27 .....................    $    89,967
            Transamerica Capital III,
    190,000   7.625%, 11/15/37 ...................        181,271
                                                      -----------
                                                          720,853
                                                      -----------
            TELECOMMUNICATIONS--1.91%
            Motorola Inc.,
    190,000   6.75%, 2/1/06 ......................        185,551
            Telefonica Europe BV,
    190,000   7.75%, 9/15/10 .....................        199,196
            Verizon Global
              Funding Corp.,
    180,000   7.25%, 12/1/10 2 ...................        189,952
                                                      -----------
                                                          574,699
                                                      -----------
            UTILITY-ELECTRIC & GAS--1.00%
            Potomac Edison,
     75,000   8.00%, 6/1/24 ......................         75,887
            Wisconsin Energy,
    225,000   5.875%, 4/1/06 .....................        223,868
                                                      -----------
                                                          299,755
                                                      -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $3,794,939) .............................      3,908,127
                                                      -----------

            ASSET-BACKED SECURITIES--8.06%
            Conseco Finance,
              Series 1999-H,
              Class AF5,
   430,000    7.60%, 12/15/29 ....................        446,020
            Conseco Finance,
              Series 2000-B,
              Class AF6,
   320,000    7.80%, 5/15/20 .....................        337,511
            Daimler Chrysler Auto Trust,
              Series 2000-C,
              Class A4,
   170,000    6.85%, 11/6/05 .....................        177,560
            Felco Funding II LLC,
              Series 2000-1,
              Class A4,
   250,000    7.72%, 12/15/05 2 ..................        265,052
            Ford Credit Auto
              Owner Trust,
              Series 2000-F, Class A2,
   110,000    6.56%, 5/17/04 .....................        113,563
            Ford Credit Auto
              Owner Trust,
              Series 2000-G, Class A4,
   215,000    6.62%, 7/15/04 .....................        221,602
            MMCA Automobile Trust,
              Series 2000-2,
              Class A4,
   415,000    6.86%, 6/15/05 .....................        432,200
            PSE&G Transition
              Funding LLC,
              Series 2001-1, Class A5,
   220,000    6.45%, 3/15/13 .....................        225,476

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            Ryder Vehicle Lease Trust,
              Series 2001-A, Class A4,
$  200,000    5.81%, 8/15/06 .....................    $   203,491
                                                      -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,334,676) .............................      2,422,475
                                                      -----------

            MORTGAGE BACKED SECURITIES--5.30%
            Bank of America
              Mortgage Securities,
              Series 2000-7, Class A4,
    195,000   7.125%, 12/25/30 ...................        201,098
            Chase Mortgage Finance
              Corp., CMO,
              Series 1998-S6,
              Class A17,
    450,000   6.75%, 10/25/28 ....................        449,573
            Green Point Manufactured
              Housing, Series 1999-5,
              Class A3,
    430,000   7.33%, 8/15/20 .....................        450,395
            Norwest Asset Securities
              Corp., CMO,
              Series 1999, Class A4,
    480,000   7.25%, 12/25/29 ....................        490,699
                                                      -----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $1,505,494) .............................      1,591,765
                                                      -----------

            FOREIGN DEBT--0.66%
            Pemex Finance Ltd.,
   115,000    8.45%, 2/15/07 .....................        120,021
            Petroleos Mexicanos,
    75,000    9.50%, 9/15/27 .....................         78,375
                                                      -----------
TOTAL FOREIGN DEBT
   (Cost $196,499) ...............................        198,396
                                                      -----------

            MUNICIPAL BONDS--4.69%
            Harrisburg, Pennsylvania,
              Housing Corp.
              Mortgage Revenue,
              RB, FHA,
    505,000   10.00%, 7/15/24 ....................        537,790
            Hillsborough County,
              Florida Fuel Tax
              Revenue, RB, FGIC,
    260,000   6.00%, 12/1/11 .....................        257,777
            Ross County, Ohio,
              Water Co., Inc.,
              Water Revenue, RB, FGIC,
    215,000   8.25%, 8/1/25 2 ....................        236,782
            Suburban Hospital
              Healthcare Systems,
              Inc., Suburban Rock
              Spring Llc, COP, AMBAC,
     95,000   7.865%, 2/15/27 ....................        101,046
            Virginia State Housing
              Development Authority,
              Multi-Family Housing,
              RB, Series A, MBIA,
    290,000   6.51%, 5/1/19 ......................        277,936
                                                      -----------
TOTAL MUNICIPAL BONDS
   (Cost $1,333,689) .............................      1,411,331
                                                      -----------

See Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001

  PRINCIPAL
     AMOUNT SECURITY                                        VALUE

            US GOVERNMENT & AGENCIES--7.16%
            Federal Home Loan
              Mortgage Corp.,
              Gold Certificate
              Pool #G10390,
$  871,343    7.00%, 6/1/09 ......................    $   898,370
            Federal National
              Mortgage Association,
              Series 2001-11, Class J,
   290,000    6.25%, 1/18/27 .....................        291,541
            Federal National
              Mortgage Association,
              Series 2001-11, Class H,
   220,000    6.00%, 7/18/25 .....................        220,206
            Federal National
              Mortgage Association,
              Pool #323194,
   338,878    6.361%, 7/1/08 .....................        347,539
            Federal National
              Mortgage Association,
              Pool #382140,
   375,000    7.03%, 12/15/05 ....................        394,989
                                                      -----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $2,090,238) .............................      2,152,645
                                                      -----------

            US TREASURY SECURITIES--30.55%
            US Treasury Bill:
     10,000   4.99%, 4/19/01 3,4 .................          9,977
    475,000   4.99%, 4/19/01 3,4 .................        473,850
  6,000,000   4.47%, 6/14/01 4 ...................      5,949,264
            US Treasury Bond:
    425,000   8.125%, 8/15/19 ....................        548,414
    309,000   6.125%, 8/15/29 ....................        331,886
            US Treasury Note:
    293,000   6.625%, 3/31/02 ....................        299,948
     62,000   5.25%, 5/15/04 .....................         63,457
  1,045,000   6.125%, 8/15/07 ....................      1,118,885
    362,000   6.00%, 8/15/09 .....................        386,704
                                                      -----------
TOTAL US TREASURY SECURITIES
   (Cost $9,118,055) .............................      9,182,385
                                                      -----------
TOTAL INVESTMENTS IN
UNAFFILIATED ISSUERS
   (Cost $24,186,958) ............................     24,326,942
                                                      -----------

     SHARES SECURITY                                        VALUE

            INVESTMENTS IN AFFILIATED
            INVESTMENT COMPANIES
            MUTUAL FUND--16.37%
 4,919,728  Cash Management
              Fund Institutional .................    $ 4,919,728
                                                      -----------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $4,919,728) .............................      4,919,728
                                                      -----------
TOTAL INVESTMENTS
   (Cost $29,106,686)5 ...................   97.30%   $29,246,670

OTHER ASSETS IN EXCESS
   OF LIABILITIES ........................    2.70        812,904
                                            ------    -----------
NET ASSETS ...............................  100.00%   $30,059,574
                                            ======    ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security exempt from registration under rule 144A of the Securities Act of
  1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.
3 Held as collateral by broker for futures contracts.
4 Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2001.
5 Aggregate cost for federal tax purposes is $29,216,171.
The following abbreviations are used in the portfolio description:
AMBAC -- American Municipal Bond Assurance Corporation
CMO   -- Collateralized Mortgage Obligation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
MBIA  -- Municipal Bond Investors Assurance
RB    -- Revenue Bond

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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STATEMENTS OF ASSETS AND LIABILITIES


                                                                                               MARCH 31, 2001
                                                                                             ASSET MANAGEMENT
                                                                    I                  II                 III

ASSETS
   Investments in unaffiliated issuers, at value 1       $485,753,074         $73,419,695         $24,326,942
   Investments in affiliated investment companies,
     at value 2 ..................................         41,656,855           7,371,483           4,919,728
                                                         ------------         -----------         -----------
Total investments, at value ......................        527,409,929          80,791,178          29,246,670
   Foreign cash 3 ................................         14,906,962           2,192,698             704,477
   Receivable for securities sold ................         13,148,812           2,902,153             496,825
   Dividend and interest receivable ..............          2,845,565             537,048             185,179
   Unrealized appreciation on forward currency
     exchange contracts ..........................            480,447              77,611              23,518
   Prepaid expenses and other ....................                102                  23                  13
                                                         ------------         -----------         -----------
Total assets .....................................        558,791,817          86,500,711          30,656,682
                                                         ------------         -----------         -----------
LIABILITIES
   Due to Bankers Trust ..........................            260,039              40,857               6,284
   Payable for securities purchased ..............          5,774,949           1,852,675             558,241
   Unrealized depreciation on forward currency
     exchange contracts ..........................            780,486              79,607              12,331
   Variation margin payable ......................            440,990              45,414              11,232
   Accrued expenses and other ....................             11,752               7,781               9,020
                                                         ------------         -----------         -----------
Total liabilities ................................          7,268,216           2,026,334             597,108
                                                         ------------         -----------         -----------
NET ASSETS .......................................       $551,523,601         $84,474,377         $30,059,574
                                                         ============         ===========         ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................       $572,124,356         $85,598,231         $29,972,513
   Net unrealized appreciation/depreciation
     on investments and foreign currencies .......        (20,600,755)         (1,123,854)             87,061
                                                         ------------         -----------         -----------
NET ASSETS .......................................       $551,523,601         $84,474,377         $30,059,574
                                                         ============         ===========         ===========

--------------------------------------------------------------------------------

1 Cost of $502,413,585, $74,148,556 and $24,186,958, respectively.
2 Cost of $41,656,855, $7,371,483 and $4,919,728, respectively.
3 Foreign cash has a cost basis of $15,635,543, $2,315,897 and $728,829, respectively.

See Notes to Financial Statements.

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STATEMENTS OF OPERATIONS


                                                                                 FOR THE YEAR ENDED MARCH 31, 2001
                                                                                                  ASSET MANAGEMENT
                                                                           I                 II                III

INVESTMENT INCOME
   Dividends from affiliated investment companies .........     $  3,026,104        $   553,294         $  173,257
   Dividends from unaffiliated issuers 1 ..................        3,618,172            327,571             44,695
   Interest ...............................................       17,370,992          3,542,738          1,511,796
                                                                ------------        -----------         ----------
   Total investment income ................................       24,015,268          4,423,603          1,729,748
                                                                ------------        -----------         ----------
EXPENSES
   Advisory fees ..........................................        4,134,752            592,093            192,539
   Administration fees ....................................          636,116             91,091             29,621
   Professional fees ......................................           26,788             26,254             21,774
   Trustees fees ..........................................            6,453              6,175              6,198
   Miscellaneous ..........................................           16,826              6,788              7,716
                                                                ------------        -----------         ----------
Total expenses ............................................        4,820,935            722,401            257,848
Less: fee waivers or expense reimbursements ...............       (1,075,688)          (175,841)           (80,084)
                                                                ------------        -----------         ----------
Net expenses ..............................................        3,745,247            546,560            177,764
                                                                ------------        -----------         ----------
NET INVESTMENT INCOME .....................................       20,270,021          3,877,043          1,551,984
                                                                ------------        -----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain (loss) from:
     Investment transactions ..............................       15,729,989          2,313,946            667,342
     Foreign currency transactions ........................       (5,472,213)          (645,911)          (153,594)
     Forward foreign currency transactions ................          368,672             52,649             (2,280)
     Futures transactions .................................      (22,518,129)        (2,919,378)          (727,772)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ................      (77,597,879)        (6,165,420)          (473,393)
                                                                ------------        -----------         ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES .................................      (89,489,560)        (7,364,114)          (689,697)
                                                                ------------        -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ........................................     $(69,219,539)       $(3,487,071)        $  862,287
                                                                ============        ===========         ==========

--------------------------------------------------------------------------------

1 Net of foreign withholding tax of $14,831, $1,284 and $188, respectively.

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS


 ASSET MANAGEMENT
                                                                  FOR THE YEARS ENDED MARCH 31,
                                                                       2001                2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................      $  20,270,021       $  19,432,101
   Net realized gain (loss) from investments and foreign
     currency transactions .............................        (11,891,681)         75,333,098
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................        (77,597,879)         (1,499,042)
                                                              -------------       -------------
Net increase (decrease) in net assets from operations ..        (69,219,539)         93,266,157
                                                              -------------       -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................        236,479,092         204,062,057
   Value of capital withdrawn ..........................       (348,753,287)       (268,438,376)
                                                              -------------       -------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest ....................       (112,274,195)        (64,376,319)
                                                              -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (181,493,734)         28,889,838
NET ASSETS
   Beginning of year ...................................        733,017,335         704,127,497
                                                              -------------       -------------
   End of year .........................................      $ 551,523,601       $ 733,017,335
                                                              =============       =============

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS


 ASSET MANAGEMENT II
                                                                FOR THE YEARS ENDED MARCH 31,
                                                                      2001               2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................      $  3,877,043       $  3,213,535
   Net realized gain (loss) from investments and foreign
     currency transactions .............................        (1,198,694)         6,000,298
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................        (6,165,420)           597,641
                                                              ------------       ------------
Net increase (decrease) in net assets from operations ..        (3,487,071)         9,811,474
                                                              ------------       ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................        30,927,828         55,724,885
   Value of capital withdrawn ..........................       (41,794,222)       (44,447,177)
                                                              ------------       ------------
Net increase (decrease) in net assets from capital
   transactions in shares of beneficial interest .......       (10,866,394)        11,277,708
                                                              ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (14,353,465)        21,089,182
NET ASSETS
   Beginning of year ...................................        98,827,842         77,738,660
                                                              ------------       ------------
   End of year .........................................      $ 84,474,377       $ 98,827,842
                                                              ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       54
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Asset Management Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


 ASSET MANAGEMENT III
                                                                FOR THE YEARS ENDED MARCH 31,
                                                                      2001               2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................      $  1,551,984       $  1,730,724
   Net realized gain (loss) from investments and foreign
     currency transactions .............................          (216,304)         1,155,475
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................          (473,393)          (563,440)
                                                              ------------       ------------
Net increase in net assets from operations .............           862,287          2,322,759
                                                              ------------       ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................        18,226,012         29,758,416
   Value of capital withdrawn ..........................       (26,720,259)       (38,887,680)
                                                              ------------       ------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest ....................        (8,494,247)        (9,129,264)
                                                              ------------       ------------
TOTAL DECREASE IN NET ASSETS ...........................        (7,631,960)        (6,806,505)
NET ASSETS
   Beginning of year ...................................        37,691,534         44,498,039
                                                              ------------       ------------
   End of year .........................................      $ 30,059,574       $ 37,691,534
                                                              ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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

Asset Management Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


  ASSET MANAGEMENT PORTFOLIO
                                                                                            FOR THE YEARS ENDED MARCH 31,
                                             2001              2000              1999              1998              1997
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ............         $551,524          $733,017          $704,127          $649,372          $348,539
   Ratios to average net assets:
     Net investment income .....             3.19%             2.69%             2.91%             2.97%             3.12%
     Expenses after waivers ....             0.59%             0.60%             0.60%             0.60%             0.60%
     Expenses before waivers ...             0.76%             0.76%             0.76%             0.76%             0.76%
   Portfolio turnover rate .....              118%              222%              109%              199%              137%

  ASSET MANAGEMENT PORTFOLIO II
                                                                                            FOR THE YEARS ENDED MARCH 31,
                                             2001              2000              1999              1998              1997

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ............          $84,474           $98,828           $77,739           $95,072           $61,776
   Ratios to average net assets:
     Net investment income .....             4.26%             3.43%             3.15%             3.71%             3.87%
     Expenses after waivers ....             0.60%             0.60%             0.60%             0.60%             0.60%
     Expenses before waivers ...             0.79%             0.79%             0.81%             0.78%             0.80%
   Portfolio turnover rate .....              139%              273%              202%              275%              209%

  ASSET MANAGEMENT PORTFOLIO III
                                                                                            FOR THE YEARS ENDED MARCH 31,
                                             2001              2000              1999              1998              1997

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ............          $30,060           $37,692           $44,498           $49,399           $32,542
   Ratios to average net assets:
     Net investment income .....             5.25%             4.02%             3.97%             4.45%             4.64%
     Expenses after waivers ....             0.60%             0.60%             0.60%             0.60%             0.60%
     Expenses before waivers ...             0.87%             0.85%             0.83%             0.81%             0.83%
   Portfolio turnover rate .....              148%              354%              344%              389%              307%

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a 'Portfolio,' and collectively, the 'Portfolios') are registered under the Investment Company Act of 1940 ('the Act'), as amended, as open-end management investment companies. Asset Management Portfolios II and III are series of BT Investment Portfolios. The Portfolios were organized and began operations as follows:

                              Organization           Commencement
Portfolio                             Date          of Operations
---------                 ----------------      -----------------
Asset Management              June 9, 1992      November 16, 1993
Asset Management II       October 28, 1992      October 14, 1993
Asset Management III      October 28, 1992      October 15, 1993

The Declaration of Trust permits the Board of Trustees (the 'Trustees') to issue beneficial interests in the Portfolios.

B. VALUATION OF SECURITIES
Each Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of each Portfolio are allocated pro rata among the investors in each Portfolio at the time of such determination.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. Management expects that there will be no impact of the adoption of these principles to the Fund's financial statements.

D. TBA PURCHASE COMMITMENTS
Each Portfolio may enter into 'TBA' (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the securities to be purchased decline prior to settlement date. This risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under 'Valuation of Securities'.

E. FOREIGN CURRENCY TRANSLATION
Each Portfolio's books and records are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
Each Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to each Portfolio's investments. The net US dollar value of foreign currency underlying all contractual commitments held by each Portfolio and the

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statements of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

Prior to January 2, 2001, Bankers Trust agreed to waive its fees to the extent necessary, to limit all expenses to 0.60% of the average daily net assets.

G. FUTURES CONTRACTS
Each Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
Each Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios have entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to each of the Portfolios. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.10% of the Portfolios' average daily net assets.

The Portfolios have entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolios pay Bankers Trust a fee computed daily and paid monthly at an annual rate of 0.65% of each Portfolios' average daily net assets.

The Investment Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Lifecycle Fund through July 31, 2001 to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of each Fund, including expenses of the respective Portfolios. This agreement, in effect, reduces each Portfolio's fees to 0.60% of its average daily net assets.

Effective January 2, 2001, the Investment Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses of the Asset Management Fund--Premier Class, a series of BT Pyramid Mutual Funds, which, in effect, reduces the Asset Management Portfolio's expenses to 0.55% of its average daily net assets. These voluntary waivers and reimbursements may be terminated or adjusted at any time at our sole discretion without notice to shareholders.

The Portfolios may invest in Cash Management Fund Institutional ('Cash Management'), currently an open-end management investment company managed by Bankers Trust. After April 30, 2001, Cash Management will be managed by Deutsche Asset Management, Inc. (DeAM, Inc.). Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust.

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

At March 31, 2001, the Portfolios were participants with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for these Portfolios under the credit facility for the year ended March 31, 2001.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 2001, were as follows:

Portfolio                   Purchases            Sales
--------------------     ------------     ------------
Asset Management         $643,644,603     $672,955,062
Asset Management II        98,480,314      103,994,841
Asset Management III       29,677,531       35,688,631

For federal income tax purposes, the tax basis of investments held at March 31, 2001, were as follows:

Portfolio                               Cost-Tax Basis
--------------------                    --------------
Asset Management                          $550,644,939
Asset Management II                         82,134,336
Asset Management III                        29,216,171



The aggregate gross unrealized appreciation and depreciation for all investments, on a tax basis, as of March 31, 2001, were as follows:

Portfolio                Appreciation     Depreciation
--------------------     ------------     ------------
Asset Management          $32,026,937      $55,261,947
Asset Management II         3,488,060        4,831,218
Asset Management III          788,494          757,995

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--FUTURES CONTRACTS
A summary of obligations under these financial instruments at March 31, 2001 is as follows:


                                                                                                 Asset Management Portfolio
                                                                                                 --------------------------

                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P 500 Index Futures               6/15/01          3           Long       $    175,380        $   (11,606)
S&P 500 Index Futures                    6/15/01        120           Long         35,076,000         (2,253,884)
S&P 500 Index Futures                    6/15/01        (33)          Short        (9,645,900)           233,690
US Treasury Notes Futures                6/21/01       (548)          Short       (58,199,313)          (102,576)
DAX Index Futures                        6/18/01        113           Long         14,414,717           (481,568)
Australian 10 Year Bond
   Index Futures                         6/18/01         66           Long          4,851,470            (97,481)
SPI 200 Index Futures                    6/30/01         16           Long            617,763            (29,798)
Long Gilt Future                         6/28/01         86           Long         14,229,601            (32,614)
Toronto Stock Exchange 60 Futures        6/15/01         30           Long          1,701,561            (77,681)
Canadian 10 Year Bond Futures            6/21/01        129           Long          8,495,242            (67,242)
---------------------------------------------------------------------------------------------------------------------------
Total                                                   (18)                     $ 11,716,521        $(2,920,760)
---------------------------------------------------------------------------------------------------------------------------

                                                                                              Asset Management Portfolio II
                                                                                              -----------------------------

                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P 500 Index Futures               6/15/01          4           Long        $   233,840          $ (15,475)
S&P 500 Index Futures                    6/15/01         14           Long          4,092,200           (187,133)
S&P 500 Index Futures                    6/15/01         (4)          Short        (1,169,200)            28,326
US Treasury Notes Futures                6/21/01        (63)          Short        (6,690,796)            (9,892)
DAX Index Futures                        6/18/01         12           Long          1,530,766            (51,140)
Australian 10 Year Bond
   Index Futures                         6/18/01          8           Long            588,057            (11,816)
SPI 200 Index Futures                    6/30/01          1           Long             38,610             (1,413)
Long Gilt Future                         6/28/01         10           Long          1,654,605             (3,788)
Toronto Stock Exchange 60 Futures        6/15/01         19           Long          1,251,237             (9,904)
Canadian S&P 500 Index Future             6/8/01          3           Long            170,156             (7,768)
---------------------------------------------------------------------------------------------------------------------------
Total                                                     4                       $ 1,699,476          $(270,003)
---------------------------------------------------------------------------------------------------------------------------

                                                                                             Asset Management Portfolio III
                                                                                             ------------------------------

                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P 500 Index Futures               6/15/01          9           Long        $   526,140           $ (3,719)
S&P 500 Index Futures                    6/15/01          1           Long            292,300            (19,931)
S&P 500 Index Futures                    6/15/01         (1)          Short          (292,300)             7,081
US Treasury Notes Futures                6/21/01        (14)          Short        (1,486,842)            (2,500)
DAX Index Futures                        6/18/01          3           Long            382,693            (12,785)
Australian 10 Year Bond
   Index Futures                         6/18/01          1           Long             73,605             (1,477)
Long Gilt Future                         6/28/01          2           Long            330,921               (755)
Toronto Stock Exchange 60 Futures        6/15/01          1           Long             56,719             (2,589)
Canadian 10 Year Bond Futures            6/21/01          6           Long            395,128             (3,130)
---------------------------------------------------------------------------------------------------------------------------
Total                                                     4                       $   278,364           $(39,805)
---------------------------------------------------------------------------------------------------------------------------

At March 31, 2001, the Portfolios have sufficient securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
A summary of obligations under these financial instruments at March 31, 2001 is as follows:


                                                                                                 Asset Management Portfolio
                                                                                                 --------------------------

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                         In Exchange For  Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar     5,916,000      US Dollar     3,128,972         04/05/01         $ 2,888,611       $(240,361)
Canadian Dollar       6,166,000      US Dollar     3,987,712         04/04/01           3,915,940         (71,772)
British Pound         9,329,000      US Dollar    13,731,448         04/05/01          13,263,095        (468,353)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $(780,486)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro Dollar          (5,631,000)     US Dollar    (5,273,994)        04/05/01         $(4,977,984)      $ 296,010
British Pound          (250,000)     US Dollar      (367,894)        04/05/01            (355,427)         12,467
Japanese Yen       (387,411,000)     US Dollar    (3,263,453)        04/05/01          (3,091,483)        171,970
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation       $ 480,447
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Depreciation       $(300,039)
---------------------------------------------------------------------------------------------------------------------------

                                                                                              Asset Management Portfolio II
                                                                                              -----------------------------

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar       490,000      US Dollar       259,161         04/05/01          $  239,253        $(19,908)
Canadian Dollar         531,000      US Dollar       343,412         04/04/01             337,231          (6,181)
British Pound         1,066,000      US Dollar     1,569,056         04/05/01           1,515,538         (53,518)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation        $(79,607)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro Dollar            (906,000)     US Dollar      (848,560)        04/05/01            (800,933)       $ 47,627
British Pound           (75,000)     US Dollar      (110,368)        04/05/01            (106,628)          3,740
Japanese Yen        (59,123,000)     US Dollar      (498,037)        04/05/01            (471,793)         26,244
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation        $ 77,611
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Depreciation        $ (1,996)
---------------------------------------------------------------------------------------------------------------------------

                                                                                             Asset Management Portfolio III
                                                                                             ------------------------------

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar        18,000      US Dollar         9,520         04/05/01               8,789        $   (731)
Canadian Dollar          39,000      US Dollar        25,222         04/04/01              24,768            (454)
British Pound           222,000      US Dollar       326,764         04/05/01             315,618         (11,146)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation        $(12,331)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro Dollar            (257,000)     US Dollar      (240,706)        04/05/01            (227,197)         13,509
British Pound           (25,000)     US Dollar       (36,789)        04/05/01             (35,542)          1,247
Japanese Yen        (19,738,000)     US Dollar      (166,268)        04/05/01            (157,506)          8,762
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation        $ 23,518
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Appreciation        $ 11,188
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6--SUBSEQUENT EVENT
Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement.As of April 30, 2001, Deutsche Asset Management,Inc. (DeAM, Inc.) serves as investment advisor to the Portfolio.

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial
Interest of the Asset Management Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (three of the Portfolios comprising BT Investment Portfolios, hereafter referred to as the 'Portfolios') at March 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 30, 2001

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Lifecycle Long Range Fund--Investment Class              CUSIP #055922843
Lifecycle Mid Range Fund--Investment Class               CUSIP #055922835
Lifecycle Short Range Fund--Investment Class             CUSIP #055922827
                                                       COMBLIFEANN (5/01)
Distributed by:
ICC Distributors, Inc.